UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-21744

Name of Fund:  FDP Series, Inc.

Franklin Templeton Total Return FDP Fund

Invesco Value FDP Fund

Marsico Growth FDP Fund

MFS Research International FDP Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, FDP Series, Inc., 55 East 52nd

Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2016

Date of reporting period: 11/30/2015

Item 1 – Report to Stockholders

NOVEMBER 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)

FDP Series, Inc.

➢	MFS Research International FDP Fund
➢	Marsico Growth FDP Fund
➢	Invesco Value FDP Fund
➢	Franklin Templeton Total Return FDP Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

FDP Series, Inc. is part of the Funds Diversified PortfoliosSM (“FDP”) Service. You may receive separate shareholder reports for other funds available through the Service.

2	FDP SERIES, INC.	NOVEMBER 30, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. With U.S. growth outpacing the global economic recovery in 2015, the Federal Reserve (the “Fed”) has been posturing for a change from its low-rate policy while the European Central Bank (ECB) and the Bank of Japan have taken a more accommodative stance. In this environment, the U.S. dollar strengthened considerably, causing profit challenges for U.S. exporters and high levels of volatility in emerging market currencies and commodity prices. After plunging in late 2014, oil prices have been particularly volatile and below the historical norm due to an ongoing imbalance in global supply and demand.

Global market volatility increased in the summer of 2015, beginning with a sharp, but temporary, sell-off in June as Greece’s long-brewing debt troubles came to an impasse. These concerns abated with the passing of austerity and reform measures in July, but the market’s calm was short-lived as signs of weakness in China’s economy sparked a significant decline in Chinese equities. Higher volatility spread through markets globally in the third quarter as further indications of a deceleration in China stoked worries about the broader global economy, resulting in the worst quarterly performance for equities since 2011. Given a dearth of evidence of global growth, equity markets became more reliant on central bank policies to drive performance. As such, equities powered higher in October when China’s central bank provided more stimulus, the ECB poised for more easing and soft U.S. data pushed back expectations for a Fed rate hike. As the period came to a close, volatility crept higher and asset prices again weakened as investors digested more mixed economic data against a backdrop of generally high valuations.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(0.21)%	2.75%
U.S. small cap equities (Russell 2000® Index)	(3.21)	3.51
International equities (MSCI Europe, Australasia, Far East Index)	(7.42)	(2.94)
Emerging market equities (MSCI Emerging Markets Index)	(17.67)	(16.99)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.21)	1.60
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.12)	0.97
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.24	3.14
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(5.80)	(3.38)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of November 30, 2015	MFS Research International FDP Fund

Investment Objective

MFS Research International FDP Fund’s (the “Fund”) investment objective is to seek to provide shareholders with capital appreciation.

On April 14, 2015, the Board of Directors (the “Board”), including the Independent Directors, approved the use of a manager of managers structure for the Fund, subject to the approval of the Fund’s shareholders, and changing the Fund’s name to FDP BlackRock MFS Research International Fund upon receiving such shareholder approval. Under the manager of managers structure, the Manager will be able to hire and replace sub-advisors and may amend sub-advisory agreements for the Fund, subject to the prior approval of the Board, but without shareholder approval.

At a special meeting on November 25, 2015, shareholders of the Fund approved the use of a manager of managers structure for the Fund. These changes will take effect on or about January 29, 2016.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended November 30, 2015, the Fund underperformed its primary benchmark, the MSCI Europe, Australasia and Far East (“EAFE”) Index, while it outperformed the secondary benchmark, the MSCI All Country World (excluding U.S.) Index. The following discussion of relative performance pertains to the MSCI EAFE Index.

What factors influenced performance?

•

In terms of sectors, stock selection in health care was a primary detractor from relative performance. In particular, the Fund’s positions in Valeant Pharmaceuticals International, Inc. (Canada) and Novartis AG (Switzerland) detracted from performance relative to the benchmark. Stock selection in consumer staples was another area of relative weakness as a lack of holdings in Anheuser-Busch InBev Worldwide, Inc. (Belgium) detracted. In addition, positions in Mediatek, Inc. (Taiwan), Rio Tinto PLC (U.K.), Iluka Resources Ltd. (Australia), Orica Ltd. (Australia), Barclays PLC (U.K.), Lloyds Banking Group PLC (U.K.) and Schneider Electric SE (France) weighed on relative results during the six-month period.

•

Conversely, stock selection in consumer cyclicals issues contributed to relative results. Within this area, positions in Sundrug Co. Ltd. (Japan) and RELX NV (U.K.) benefited performance. In addition, holdings in Terumo Corp. (Japan), Santen Pharmaceutical Co. Ltd. (Japan), KDDI Corp. (Japan), Danone SA (France), Reckitt Benckiser Group PLC (U.K.), a lack of holdings in Glencore PLC (U.K./Switzerland), and positions in Nippon Paint Holdings Co., Ltd. (Japan) and BHP Billiton PLC (Australia) contributed to relative performance.

Describe recent portfolio activity.

•

Within capital goods, the Fund’s position in mining equipment companies was increased to a slight overweight. This reflects the sub-advisor’s view that after prolonged underperformance, share prices for mining equipment firms now reflect unsustainably low commodity prices. In addition, economic uncertainty and extreme market volatility typically result in downward pressure on financials, especially banks, as such activity calls into question bank balance sheets. While the Fund has sought to build non-bank exposure within financials, it has been difficult to find bottom-up opportunities, and, in fact, the Fund’s insurance exposure was trimmed during the period. Within technology, end-user demand for technology hardware has decreased, and inventories that were already at above-average levels have not been digested. As a result, most technology hardware makers ranging from semiconductors and other components to PCs and phones underperformed. However, weakness in China made it possible for the Fund to initiate a position in the internet software & services sub-sector. The sub-advisor continues to search for similar opportunities to purchase strong companies at attractive valuations.

Describe portfolio positioning at period end.

•

The Fund is a sector-neutral portfolio that emphasizes bottom-up fundamental analysis and therefore, regional and industry allocations are strictly a by-product of where the sub-advisor finds the most attractive opportunities. Relative to the MSCI EAFE Index, the Fund ended the period underweight in Europe ex-U.K., Japan, Asia-Pacific ex-Japan and the United Kingdom, while overweight in emerging markets and North America.

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	FDP SERIES, INC.	NOVEMBER 30, 2015

MFS Research International FDP Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests, under normal market conditions, at least 65% of its assets in equity securities of foreign companies, including emerging market issuers.

[3]	The index is an unmanaged broad-based index that measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East.

[4]	The Index is a market capitalization index that measures performance in the developed and emerging market, excluding the United States.

Performance Summary for the Period Ended November 30, 2015

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(9.47)%	(4.72)%	N/A	4.18%	N/A	3.46%	N/A
Investor A	(9.58)	(4.89)	(9.88)%	3.92	2.81%	3.21	2.65%
Investor C	(9.92)	(5.65)	(6.59)	3.15	3.15	2.43	2.43
MSCI EAFE Index	(7.42)	(2.94)	N/A	5.52	N/A	3.64	N/A
MSCI All Country World (ex U.S.) Index	(10.16)	(7.32)	N/A	2.99	N/A	3.60	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During the Period[6]	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$905.30	$6.38	$1,000.00	$1,018.30	$6.76	1.34%
Investor A	$1,000.00	$904.20	$7.57	$1,000.00	$1,017.05	$8.02	1.59%
Investor C	$1,000.00	$900.80	$11.17	$1,000.00	$1,013.25	$11.83	2.35%

[6]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

FDP SERIES, INC.	NOVEMBER 30, 2015	5

Fund Summary as of November 30, 2015	Marsico Growth FDP Fund

Investment Objective

Marsico Growth FDP Fund’s (the “Fund”) investment objective is to seek to provide shareholders with long-term growth of capital.

On April 14, 2015, the Board of Directors (the “Board”), including the Independent Directors, approved a replacement of the sub-advisor of the Fund from Marsico Capital Management, LLC to Janus Capital Management LLC (“Janus”), subject to the approval of the Fund’s shareholders. In connection with such pending replacement, the Board approved changing the name of the Fund to FDP BlackRock Janus Growth Fund, certain changes to the Fund’s principal investment strategies and investment process, and changes to the Fund’s portfolio managers and benchmark index. All of these changes are contingent upon approval by the Fund’s shareholders of Janus as the sub-advisor to the Fund.

The Board, including the Independent Directors, also approved the use of a manager of managers structure for the Fund, subject to the approval of the Fund’s shareholders, and adding “BlackRock” to the Fund’s name upon receiving such shareholder approval. Under the manager of managers structure, the Manager will be able to hire and replace sub-advisors and may amend sub-advisory agreements for the Fund, subject to the prior approval of the Board, but without shareholder approval.

At a special meeting on December 17, 2015, shareholders of the Fund approved both the replacement of the sub-advisor and the use of a manager of managers structure for the Fund. These changes will take effect on or about January 29, 2016.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended November 30, 2015, the Fund’s Institutional Shares outperformed its benchmark, the S&P 500® Index, while Investor A performed inline and Investor C Shares underperformed.

What factors influenced performance?

•

Stock selection and an overweight posture toward two of the better-performing sectors in the benchmark index, information technology (“IT”) and consumer discretionary, were the primary sources of outperformance in the period. Within IT, positions in the social networking company Facebook, Inc., Class A, the electronic payments firm Visa, Inc., Class A and the customer relationship management company salesforce.com, Inc. posted solid returns. Facebook emerged as the top individual contributor during the six-month period, as the company benefited from the advertising shift to online venues from traditional media outlets. Within consumer discretionary, shares of the athletic apparel company NIKE, Inc., Class B rallied after the company reported accelerating sales in a number of its markets. In addition, holdings in the online retailer Amazon.com, Inc. posted strong results as the company continued to take market share from “brick and mortar” retailers. The Fund also benefited from its underweight position in energy, the weakest-performing sector in the benchmark index during the period.

•

Stock selection within the pharmaceuticals biotechnology & life sciences sub-sector, and an overweight position in the weak-performing health care sector, represented the main detractors from performance. The genome sequencing company Illumina, Inc. was the largest individual detractor from performance and was sold after posting disappointing earnings results and reducing its earnings forecast. Additionally, holdings in the biotechnology company Biogen, Inc., the global leader in the treatment of multiple sclerosis (“MS”), disappointed as sales of its blockbuster MS drug, Tecfidera, slowed. The Fund’s position in Biogen was sold.

Describe recent portfolio activity.

•

During the reporting period, the Fund decreased its positions in the health care sector while increasing exposure to the consumer discretionary sector. In addition to the above-noted sales of Illumina, Inc. and Biogen, Inc., positions in Allergan PLC and Valeant Pharmaceuticals International, Inc. were sold. In the consumer discretionary sector, the Fund initiated a position in Amazon.com, Inc.

Describe portfolio positioning at period end.

•

On an absolute basis, the Fund’s largest sector allocations were IT, consumer discretionary and health care. Relative to the S&P 500® Index, the Fund was overweight in consumer discretionary, IT and health care, and underweight financials, consumer staples, energy and industrials. The Fund had no exposure to telecommunication services or utilities.

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	FDP SERIES, INC.	NOVEMBER 30, 2015

Marsico Growth FDP Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in equity securities of large cap companies that are selected for their growth potential.

[3]	This unmanaged broad-based index that is comprised of 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended November 30, 2015

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(0.11)%	1.33%	N/A	11.58%	N/A	6.40%	N/A
Investor A	(0.24)	1.06	(4.24)%	11.33	10.13%	6.14	5.57%
Investor C	(0.60)	0.29	(0.58)	10.46	10.46	5.34	5.34
S&P 500® Index	(0.21)	2.75	N/A	14.40	N/A	7.48	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During the Period[5]	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$998.90	$6.40	$1,000.00	$1,018.60	$6.46	1.28%
Investor A	$1,000.00	$997.60	$7.64	$1,000.00	$1,017.35	$7.72	1.53%
Investor C	$1,000.00	$994.00	$11.42	$1,000.00	$1,013.55	$11.53	2.29%

[5]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

FDP SERIES, INC.	NOVEMBER 30, 2015	7

Fund Summary as of November 30, 2015	Invesco Value FDP Fund

Investment Objective

Invesco Value FDP Fund’s (the “Fund”) investment objective is to seek to provide shareholders with capital growth and income.

On April 14, 2015, the Board of Directors (the “Board”), including the Independent Directors, approved the use of a manager of managers structure for the Fund, subject to the approval of the Fund’s shareholders, and changing the Fund’s name to FDP BlackRock Invesco Value Fund upon receiving such shareholder approval. Under the manager of managers structure, the Manager will be able to hire and replace sub-advisors and may amend sub-advisory agreements for the Fund, subject to the prior approval of the Board, but without shareholder approval.

As a special meeting on December 17, 2015, shareholders of the Fund approved the use of a manager of managers structure for the Fund. These changes will take effect on or about January 29, 2016.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended November 30, 2015, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

The Fund’s foreign currency forward contracts, used for the sole purpose of the risk management of foreign currency exposure, had a large positive impact on the Fund’s performance relative to the Russell 1000® Value Index for the period. This was mainly due to the strength of the U.S. dollar compared to the foreign currencies in which the Fund’s non-U.S. holdings were denominated. In addition, stock selection within the consumer staples sector contributed to relative performance. In particular, holdings in ConAgra Foods, Inc. contributed to returns as the packaged foods maker reported earnings that exceeded analysts’ estimates. Lastly, stock selection within information technology (“IT”) benefited performance, as positions in Citrix Systems, Inc. and eBay, Inc. posted strong returns. The Fund’s allocation to cash used for the purposes of liquidity and investment opportunity also was additive in a negative market environment.

•

Stock selection within health care had a significant negative impact on relative performance for the period, as positions in Novartis AG and Anthem, Inc. were both down sharply. Stock selection and an overweight in energy also detracted from relative performance. The Fund’s position in Weatherford International PLC was the largest individual detractor as the company announced the issuance of $1 billion in equity to fund acquisitions, then quickly rescinded the offer after its stock sold off due to investor concerns regarding the financing plan. In addition, stock selection and an underweight position in financials detracted significantly during the period. Within diversified financials, holdings in Morgan Stanley underperformed. Although the company reported profits and revenues that exceeded analysts’ estimates, financial stocks generally declined from mid to late August on concerns over the outlook for a prolonged low interest rate environment. Also in financials, the Fund’s lack of holdings in real estate detracted, as real estate was one of the few industries in the sector that posted a positive return. Additionally, stock selection and an overweight in consumer discretionary detracted from relative performance. In particular, media holdings, including Viacom, Inc., Class B, posted sharply negative returns. An analyst downgraded Viacom, Inc. on speculation that the company’s channels could be dropped from Dish Network.

Describe recent portfolio activity.

•

Although the Fund is underweight in financials compared with the benchmark, investments in this sector increased during the period, notably in large diversified financial companies. Within energy, the Fund took advantage of weakness in the sector to add to select holdings, mainly within integrated oil & gas exploration & production stocks. The Fund has also been looking to reduce positions in oil services as prices recover there. Overall, portfolio activity was consistent with the Fund’s process and philosophy of purchasing deeply discounted companies and holding them for the long term, when most other investors are focused on the short-term prospects for these companies. The Fund’s exposure in each sector displays a higher degree of risk/reward compared with the benchmark. Therefore, the Fund should be more sensitive to broad moves within these sectors for the foreseeable future. The Fund’s most significant decrease in exposure was within health care.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Fund ended the period overweight in energy, consumer discretionary and IT, and underweight in utilities, consumer staples, financials, industrials, health care, materials and telecommunication services.

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	FDP SERIES, INC.	NOVEMBER 30, 2015

Invesco Value FDP Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks at the time of investment. The Fund invests in equity securities, including common stocks, preferred stocks, and securities convertible into common and preferred stocks (convertible securities).

[3]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with lower price/ book ratios and lower forecasted growth values.

Performance Summary for the Period Ended November 30, 2015

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(5.30)%	(2.75)%	N/A	12.42%	N/A	6.12%	N/A
Investor A	(5.44)	(3.01)	(8.10)%	12.13	10.93%	5.85	5.28%
Investor C	(5.77)	(3.69)	(4.64)	11.29	11.29	5.06	5.06
Russell 1000® Value Index	(3.08)	(1.11)	N/A	13.47	N/A	6.45	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During the Period[5]	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$947.00	$5.89	$1,000.00	$1,018.95	$6.11	1.21%
Investor A	$1,000.00	$945.60	$7.10	$1,000.00	$1,017.70	$7.36	1.46%
Investor C	$1,000.00	$942.30	$10.83	$1,000.00	$1,013.85	$11.23	2.23%

[5]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

FDP SERIES, INC.	NOVEMBER 30, 2015	9

Fund Summary as of November 30, 2015	Franklin Templeton Total Return FDP Fund

Investment Objective

Franklin Templeton Total Return FDP Fund’s (the “Fund”) investment objective is to seek to provide shareholders with high current income, consistent with preservation of capital. The Fund’s secondary objective is capital appreciation over the long-term.

On April 14, 2015, the Board of Directors (the “Board”), including the Independent Directors, approved the use of a manager of managers structure for the Fund, subject to the approval of the Fund’s shareholders, and changing the Fund’s name to FDP BlackRock Franklin Templeton Total Return Fund upon receiving such shareholder approval. Under the manager of managers structure, the Manager will be able to hire and replace sub-advisors and may amend sub-advisory agreements for the Fund, subject to the prior approval of the Board, but without shareholder approval.

At a special meeting on November 25, 2015, shareholders of the Fund approved the use of a manager of managers structure for the Fund. These changes will take effect on or about January 29, 2016.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended November 30, 2015, the Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•

During the period, the Fund’s positioning in high yield corporate credit and investment-grade corporate bonds detracted from performance. Exposure to U.S. yield curve movements also hindered results. The Fund’s positioning in senior secured floating rate loans represented another detractor during the period.

•

The Fund’s positioning in fixed-rate mortgage-backed securities (“MBS”) had a positive impact on results during the period. Sovereign emerging market bond holdings and exposure to non-U.S. yield curves also boosted results. In addition, the Fund’s allocation to tax-exempt municipal bonds contributed to performance.

Describe recent portfolio activity.

•

During the period, the Fund increased its allocations to investment-grade corporate bonds and MBS at what were considered to be attractive valuations. The sub-advisor believed that many of the best opportunities in global bond markets existed outside of the United States, and therefore maintained strong exposure to international bonds. The Fund reduced exposure to U.S. Treasuries.

•

The Fund transacts in mortgage dollar rolls, which require future mortgage settlements. To meet these forward liabilities, the Fund holds cash or invests in high-quality, liquid assets. The Fund’s allocation in cash and cash equivalents did not materially impact performance during the period.

•

In addition, the Fund employed derivatives as a tool in seeking efficient management of certain risks. If the Fund had not owned derivatives, the sub-advisor likely would have tried to obtain the same or similar exposure by using cash instruments (non-derivatives), which in many cases may have been less efficient.

Describe portfolio positioning at period end.

•

Relative to the Barclays U.S. Aggregate Bond Index, the Fund ended the period slightly overweight in many of the credit sectors, including corporate credit and securitized products such as commercial MBS and non-agency residential MBS, based on the belief that valuations remained relatively attractive on a longer-term basis. The Fund also maintained significant exposure to international bonds. Lastly, the Fund was underweight in U.S. Treasuries.

The views expressed reflect the opinions of the Fund’s sub-advisor as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	FDP SERIES, INC.	NOVEMBER 30, 2015

Franklin Templeton Total Return FDP Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests, under normal market conditions, at least 80% of its assets in investment grade debt securities and investments, including government and corporate debt securities, mortgage- and asset-backed securities, investment grade corporate loans, municipal securities and futures with reference securities that are investment grade.

[3]

A widely recognized unmanaged market-weighted index which is comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended November 30, 2015

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.32%	(1.75)%	(0.65)%	N/A	3.39%	N/A	4.73%	N/A
Investor A	1.99	(1.87)	(0.90)	(4.86)%	3.11	2.28%	4.47	4.04%
Investor C	1.52	(2.14)	(1.45)	(2.41)	2.54	2.54	3.89	3.89
Barclays U.S. Aggregate Bond Index	—	(0.12)	0.97	N/A	3.09	N/A	4.65	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During the Period[5]	Beginning Account Value June 1, 2015	Ending Account Value November 30, 2015	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$982.50	$4.01	$1,000.00	$1,020.95	$4.09	0.81%
Investor A	$1,000.00	$981.30	$5.25	$1,000.00	$1,019.70	$5.35	1.06%
Investor C	$1,000.00	$978.60	$8.01	$1,000.00	$1,016.90	$8.17	1.62%

[5]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

FDP SERIES, INC.	NOVEMBER 30, 2015	11

About Fund Performance

Shares are only available for purchase through the FDP Service.

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Investor A Shares (for all Funds except Franklin Templeton Total Return FDP Fund) are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Investor A Shares for Franklin Templeton Total Return FDP Fund incur a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares (for all Funds except Franklin Templeton Total Return FDP Fund) are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor C Shares for Franklin Templeton Total Return FDP Fund are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. In addition, these shares for all Funds are subject to a 1.00% CDSC if redeemed within one year of purchase. These shares are generally available through financial intermediaries.

•

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Perform-

ance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

•

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager did not waive or reimburse any fees or expenses under these arrangements during the six months ended November 30, 2015. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date of such agreement. The Manager has agreed to voluntarily waive, as a percentage of average daily net assets, 0.10% and 0.05% of its advisory fee payable by MFS Research International FDP Fund and by Marsico Growth FDP Fund, respectively. Without such waiver and/or reimbursement, the performance of MFS Research International FDP Fund and Marsico Growth FDP Fund would have been lower. This voluntary waiver may be reduced or discontinued at any time without notice. See Note 6 of the Notes to Financial Statements for additional information on waivers and reimbursements.

12	FDP SERIES, INC.	NOVEMBER 30, 2015

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on previous pages (which are based on a hypothetical investment of $1,000 invested on June 1, 2015 and held through November 30, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2015	13

Portfolio Information as of November 30, 2015

MFS Research International FDP Fund
Ten Largest Holdings	Percent of Net Assets

Roche Holding AG	4%
Nestle SA, Registered Shares	3
Novartis AG, Registered Shares	3
HSBC Holdings PLC	2
Bayer AG, Registered Shares	2
Danone SA	2
Rio Tinto PLC	2
Mitsubishi UFJ Financial Group, Inc.	2
UBS Group AG	2
Westpac Banking Corp.	2

Geographic Allocation	Percent of Net Assets

United Kingdom	19%
Japan	19
Switzerland	15
France	9
Germany	7
Australia	5
Netherlands	4
Hong Kong	4
United States	3
Sweden	3
Taiwan	2
Italy	2
Other[1]	8

[1]	Other includes a 1% holding or less in each of the following countries: Belgium, Bermuda, Brazil, Canada, China, Denmark, Greece, India, Philippines, Portugal, Russia, Singapore, Spain and Thailand.

Marsico Growth FDP Fund
Ten Largest Holdings	Percent of Net Assets

Facebook, Inc.	6%
Alphabet, Inc.	6
salesforce.com, Inc.	5
Amazon.com, Inc.	4
NIKE, Inc.	4
Starbucks Corp.	4
Visa, Inc.	4
Alibaba Group Holding Ltd. – SP ADR	3
Apple, Inc.	3
Sherwin-Williams Co.	3

Sector Allocation	Percent of Net Assets

Information Technology	34%
Consumer Discretionary	27
Health Care	19
Industrials	5
Financials	4
Materials	3
Consumer Staples	3
Energy	2
Short-Term Investments	3

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

14	FDP SERIES, INC.	NOVEMBER 30, 2015

Portfolio Information as of November 30, 2015 (concluded)

Invesco Value FDP Fund
Ten Largest Holdings	Percent of Net Assets

Citigroup, Inc.	5%
JPMorgan Chase & Co.	4
Bank of America Corp.	3
Carnival Corp.	3
General Electric Co.	3
Cisco Systems, Inc.	2
Suncor Energy, Inc.	2
Wells Fargo & Co.	2
General Motors Co.	2
Merck & Co., Inc.	2

Sector Allocation	Percent of Net Assets

Financials	27%
Consumer Discretionary.	16
Energy	15
Information Technology	13
Health Care	10
Industrials	7
Consumer Staples	5
Materials	1
Utilities	1
Telecommunication Services	1
Short-Term Securities	4

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Franklin Templeton Total Return FDP Fund
Portfolio Composition	Percent of Total Investments[1]

Corporate Bonds	42%
U.S. Government Sponsored Agency Securities	22
Foreign Agency Obligations	8
Non-Agency Mortgage-Backed Securities	7
Asset-Backed Securities	6
Floating Rate Loan Interests	5
U.S. Treasury Obligations	4
Municipal Bonds	3
Preferred Securities	3
[1]	Total investments exclude options purchased and short-term securities.

FDP SERIES, INC.	NOVEMBER 30, 2015	15

Schedule of Investments November 30, 2015 (Unaudited)	MFS Research International FDP Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 4.8%
APA Group (a)	166,927	$1,071,444
BHP Billiton PLC	51,229	614,807
Brambles Ltd.	125,868	987,420
Iluka Resources Ltd.	159,376	662,001
Oil Search Ltd.	163,586	969,505
Orica Ltd.	91,080	1,038,469
Westpac Banking Corp.	121,549	2,819,077

		8,162,723
Belgium — 0.9%
KBC Groep NV	23,904	1,426,261
Bermuda — 0.5%
Hiscox Ltd.	57,695	885,071
Brazil — 0.6%
AMBEV SA — ADR	104,329	497,649
Gerdau SA — ADR	192,580	304,277
M Dias Branco SA	12,423	231,185

		1,033,111
Canada — 1.4%
Element Financial Corp. (b)	61,802	791,354
Enbridge, Inc.	21,874	776,880
Valeant Pharmaceuticals International, Inc. (b)	8,405	756,114

		2,324,348
China — 1.2%
Alibaba Group Holding Ltd. — SP ADR (b)	12,490	1,050,159
China Resources Gas Group Ltd.	358,000	999,146

		2,049,305
Denmark — 0.3%
TDC A/S	106,814	560,088
France — 9.2%
BNP Paribas SA	37,888	2,243,152
Danone SA	45,952	3,213,342
Dassault Systemes SA	8,267	657,982
Engie SA	84,154	1,465,140
L’Oreal SA	13,441	2,377,181
Legrand SA	10,244	602,108
LVMH Moet Hennessy Louis Vuitton SA	10,794	1,808,127
Schneider Electric SE	42,523	2,686,390
Technip SA	8,524	445,679

		15,499,101
Germany — 7.4%
Bayer AG, Registered Shares	25,479	3,386,507
Brenntag AG	10,701	583,550
Deutsche Wohnen AG, Bearer Shares	22,625	621,584
Infineon Technologies AG	100,262	1,472,669
LEG Immobilien AG	727	57,498
Linde AG	14,521	2,530,411
Siemens AG, Registered Shares	26,083	2,709,490
Symrise AG	17,836	1,204,744

		12,566,453

Common Stocks	Shares	Value
Greece — 0.3%
Hellenic Telecommunications Organization SA	54,282	$524,578
Hong Kong — 3.5%
AIA Group Ltd.	453,200	2,705,972
BOC Hong Kong Holdings Ltd.	252,500	773,922
CK Hutchison Holdings Ltd.	121,500	1,589,853
Esprit Holdings Ltd.	394,100	436,586
Global Brands Group Holding Ltd. (b)	2,112,000	409,564

		5,915,897
India — 0.6%
HDFC Bank Ltd. — ADR	17,949	1,043,196
Italy — 1.9%
Enel SpA	234,362	1,032,248
Intesa Sanpaolo SpA	652,034	2,234,462

		3,266,710
Japan — 19.2%
ABC-Mart, Inc.	10,200	554,824
AEON Financial Service Co. Ltd.	39,500	909,127
Denso Corp.	53,300	2,542,828
Inpex Corp.	78,300	777,156
Japan Tobacco, Inc.	65,200	2,335,122
JSR Corp.	11,900	187,238
KDDI Corp.	94,500	2,344,033
Kubota Corp.	140,000	2,336,198
Mitsubishi Corp.	51,300	863,010
Mitsubishi UFJ Financial Group, Inc.	469,800	3,018,545
Nippon Paint Holdings Co. Ltd.	88,500	2,216,818
Nomura Research Institute Ltd.	25,710	971,836
Santen Pharmaceutical Co. Ltd.	136,700	2,169,804
Softbank Group Corp.	23,100	1,225,214
Sony Financial Holdings, Inc.	58,600	1,079,850
Sumitomo Mitsui Financial Group, Inc.	54,800	2,091,658
Sundrug Co. Ltd.	21,500	1,386,868
Terumo Corp.	41,700	1,329,586
Tokyo Gas Co. Ltd.	221,000	1,056,071
USS Co. Ltd.	54,500	867,627
Yamato Holdings Co. Ltd.	113,500	2,167,314

		32,430,727
Netherlands — 4.0%
ABN AMRO Group NV (b)(c)	42,190	886,167
Akzo Nobel NV	37,917	2,694,166
ING Groep NV CVA	117,775	1,617,035
Royal Dutch Shell PLC, Class A	60,876	1,510,666

		6,708,034
Philippines — 0.2%
Philippine Long Distance Telephone Co.	7,355	319,706
Portugal — 0.6%
Galp Energia SGPS SA	87,755	931,538
Russia — 0.1%
Mobile Telesystems OJSC (b)	71,708	235,782

Portfolio Abbreviations

ABS	Asset-Backed Security	EUR	Euro	MYR	Malaysian Ringgit
ADR	American Depositary Receipts	GBP	British Pound	NVDR	Non-voting Depository Receipts
AGM	Assured Guaranty Municipal Corp.	GO	General Obligation Bonds	NZD	New Zealand Dollar
AUD	Australian Dollar	IDR	Indonesian Rupiah	PHP	Philippine Peso
BRL	Brazilian Real	INR	Indian Rupee	PLN	Polish Zloty
CAD	Canadian Dollar	JPY	Japanese Yen	PSF-GTD	Public School Fund Guaranteed
CHF	Swiss Franc	KRW	South Korean Won	RB	Revenue Bonds
DKK	Danish Krone	MBS	Mortgage-Backed Security	SGD	Singapore Dollar
EDA	Economic Development Authority	MXN	Mexican Peso	USD	U.S. Dollar

See Notes to Financial Statements.

16	FDP SERIES, INC.	NOVEMBER 30, 2015

Schedule of Investments (continued)	MFS Research International FDP Fund

Common Stocks	Shares	Value
Singapore — 0.4%
DBS Group Holdings Ltd.	57,500	$671,710
Spain — 0.4%
Amadeus IT Holding SA, Class A	18,255	731,511
Sweden — 2.7%
Atlas Copco AB, A Shares	97,160	2,601,001
Hennes & Mauritz AB, Class B	28,444	1,053,315
Telefonaktiebolaget LM Ericsson, Class B	96,435	936,086

		4,590,402
Switzerland — 14.7%
Julius Baer Group Ltd.	23,318	1,114,756
Nestle SA, Registered Shares	76,387	5,661,743
Novartis AG, Registered Shares	63,354	5,404,865
Roche Holding AG	22,182	5,941,691
Schindler Holding AG, Participation Certificates	10,292	1,692,866
UBS Group AG	149,439	2,866,623
Zurich Insurance Group AG	8,275	2,177,936

		24,860,480
Taiwan — 2.2%
MediaTek, Inc.	158,000	1,259,105
Taiwan Semiconductor Manufacturing Co. Ltd.	550,439	2,355,387

		3,614,492
Thailand — 0.3%
Kasikornbank PCL — NVDR	94,200	449,741
United Kingdom — 19.4%
Barclays PLC	699,776	2,353,013
BG Group PLC	126,617	1,961,303
BT Group PLC	163,286	1,218,449
Burberry Group PLC	32,303	605,453
Cairn Energy PLC (b)	178,762	386,170
Centrica PLC	247,971	813,589
Compass Group PLC	76,235	1,325,513
GKN PLC	514,835	2,328,483
HSBC Holdings PLC	438,395	3,497,910
Lloyds Banking Group PLC	2,493,070	2,737,718
Reckitt Benckiser Group PLC	29,870	2,800,781
RELX NV	146,187	2,528,350
Rio Tinto PLC	91,871	3,041,921
Sky PLC	46,453	773,239

Common Stocks	Shares		Value
United Kingdom (continued)
Stagecoach Group PLC		85,238	$456,635
Vodafone Group PLC		532,591	1,792,351
Whitbread PLC		29,819	2,041,620
WPP PLC		90,601	2,093,851

			32,756,349
United States — 2.3%
Cognizant Technology Solutions Corp., Class A (b)		30,950	1,998,751
Mastercard, Inc., Class A		12,727	1,246,228
Yum! Brands, Inc.		8,167	592,189

			3,837,168
Total Long-Term Investments (Cost — $149,913,335) — 99.1%			167,394,482

Short-Term Securities	Par (000)

Time Deposits — 0.9%
Europe — 0.0%
Brown Brothers Harriman & Co., (0.22)%, 12/01/15	EUR	70	74,263
Japan — 0.0%
Brown Brothers Harriman & Co., 0.01%, 12/01/15	JPY	4,522	36,732
Switzerland — 0.1%
Brown Brothers Harriman & Co., (1.00)%, 12/01/15	CHF	124	120,119
United States — 0.8%
Brown Brothers Harriman & Co., 0.12%, 12/01/15	USD	1,338	1,337,821
Total Short-Term Securities (Cost — $1,568,935) — 0.9%			1,568,935
Total Investments (Cost — $151,482,270) — 100.0%			168,963,417
Liabilities in Excess of Other Assets — (0.0)%			(49,057)

Net Assets — 100.0%			$168,914,360

Notes to Schedule of Investments

(a)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(b)	Non-income producing security.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure.

For the six months ended November 30, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	—	—	—	$293	—	$293

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	—	—	—

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2015	17

Schedule of Investments (concluded)	MFS Research International FDP Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$62,067	[1]
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	—	$8,162,723	—	$8,162,723
Belgium	—	1,426,261	—	1,426,261
Bermuda	—	885,071	—	885,071
Brazil	$1,033,111	—	—	1,033,111
Canada	2,324,348	—	—	2,324,348
China	1,050,159	999,146	—	2,049,305
Denmark	—	560,088	—	560,088
France	—	15,499,101	—	15,499,101
Germany	—	12,566,453	—	12,566,453
Greece	—	524,578	—	524,578
Hong Kong	—	5,915,897	—	5,915,897
India	1,043,196	—	—	1,043,196
Italy	—	3,266,710	—	3,266,710
Japan	—	32,430,727	—	32,430,727
Netherlands	2,503,202	4,204,832	—	6,708,034
Philippines	—	319,706	—	319,706
Portugal	—	931,538	—	931,538
Russia	—	235,782	—	235,782
Singapore	—	671,710	—	671,710
Spain	—	731,511	—	731,511
Sweden	—	4,590,402	—	4,590,402
Switzerland	—	24,860,480	—	24,860,480
Taiwan	—	3,614,492	—	3,614,492
Thailand	—	449,741	—	449,741
United Kingdom	—	32,756,349	—	32,756,349
United States	3,837,168	—	—	3,837,168
Short-Term Securities:
Time Deposits	—	1,568,935	—	1,568,935

Total	$11,791,184	$157,172,233	—	$168,963,417

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of period end, foreign currency at value of $165 is categorized as Level 1 within the disclosure hierarchy.

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1[1]	Transfers out of Level 2[1]
Assets:
Investments:
Common Stocks:
Netherlands	$2,881,400	$(2,881,400)

[1] Systematic Fair Value Prices were not utilized at period end for these investments.

See Notes to Financial Statements.

18	FDP SERIES, INC.	NOVEMBER 30, 2015

Schedule of Investments November 30, 2015 (Unaudited)	Marsico Growth FDP Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 3.0%
Boeing Co.	31,480	$4,578,766
Airlines — 2.1%
Delta Air Lines, Inc.	69,037	3,207,459
Automobiles — 1.1%
Tesla Motors, Inc. (a)	7,098	1,634,386
Biotechnology — 8.7%
Amgen, Inc.	19,605	3,158,365
Celgene Corp. (a)	33,637	3,681,570
Incyte Corp. (a)	15,584	1,780,316
Regeneron Pharmaceuticals, Inc. (a)	4,123	2,244,974
Vertex Pharmaceuticals, Inc. (a)	18,579	2,403,379

		13,268,604
Capital Markets — 3.2%
Charles Schwab Corp.	147,435	4,970,034
Chemicals — 3.5%
Sherwin-Williams Co.	19,166	5,291,158
Communications Equipment — 1.3%
Palo Alto Networks, Inc. (a)	10,439	1,955,642
Consumer Finance — 0.5%
Synchrony Financial (a)	24,659	784,896
Energy Equipment & Services — 1.9%
Schlumberger Ltd.	38,520	2,971,818
Food & Staples Retailing — 2.7%
CVS Health Corp.	44,599	4,196,320
Health Care Providers & Services — 4.7%
HCA Holdings, Inc. (a)	42,165	2,869,750
UnitedHealth Group, Inc.	37,994	4,282,304

		7,152,054
Hotels, Restaurants & Leisure — 8.1%
Chipotle Mexican Grill, Inc. (a)	7,859	4,554,684
Royal Caribbean Cruises Ltd.	20,008	1,852,941
Starbucks Corp.	97,280	5,972,019

		12,379,644
Internet & Catalog Retail — 9.8%
Alibaba Group Holding Ltd. — SP ADR (a)	63,045	5,300,824
Amazon.com, Inc. (a)	9,912	6,589,497
Priceline Group, Inc. (a)	2,527	3,155,844

		15,046,165
Internet Software & Services — 11.7%
Alphabet, Inc., Class A (a)	11,224	8,562,228
Facebook, Inc., Class A (a)	89,487	9,328,125

		17,890,353

Common Stocks	Shares	Value
IT Services — 5.9%
FleetCor Technologies, Inc. (a)	20,271	$3,115,856
Visa, Inc., Class A	73,813	5,831,965

		8,947,821
Media — 3.3%
Walt Disney Co.	44,783	5,081,527
Multiline Retail — 2.9%
Dollar Tree, Inc. (a)	58,740	4,432,520
Pharmaceuticals — 5.4%
Eli Lilly & Co.	33,683	2,763,353
Pacira Pharmaceuticals, Inc. (a)	38,204	2,473,709
Zoetis, Inc.	64,407	3,007,807

		8,244,869
Semiconductors & Semiconductor Equipment — 2.1%
NXP Semiconductor NV (a)	34,602	3,233,903
Software — 6.5%
Electronic Arts, Inc. (a)	44,232	2,998,487
salesforce.com, Inc. (a)	87,075	6,939,007

		9,937,494
Specialty Retail — 1.0%
Signet Jewelers Ltd.	11,737	1,542,124
Technology Hardware, Storage & Peripherals — 3.5%
Apple, Inc.	44,794	5,299,130
Textiles, Apparel & Luxury Goods — 4.0%
NIKE, Inc., Class B	45,763	6,053,530
Total Long-Term Investments (Cost — $123,313,941) — 96.9%		148,100,217

Short-Term Securities	Par (000)

Time Deposits — 3.2%
United States — 3.2%
Brown Brothers Harriman & Co., 0.12%, 12/01/15	$ 4,972	4,972,189
Total Short-Term Securities (Cost — $4,972,189) — 3.2%		4,972,189
Total Investments (Cost — $128,286,130) — 100.1%		153,072,406
Liabilities in Excess of Other Assets — (0.1)%		(220,588)

Net Assets — 100.0%		$152,851,818

Notes to Schedule of Investments

(a)	Non-income producing security.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2015	19

Schedule of Investments (concluded)	Marsico Growth FDP Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$148,100,217	—	—	$148,100,217
Short-Term Securities	—	$4,972,189	—	4,972,189

Total	$148,100,217	$4,972,189	—	$153,072,406

[1] See above Schedule of Investments for values in each industry.

During the six months ended November 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

20	FDP SERIES, INC.	NOVEMBER 30, 2015

Schedule of Investments November 30, 2015 (Unaudited)	Invesco Value FDP Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.1%
Textron, Inc.	39,862	$1,700,912
Auto Components — 1.8%
Johnson Controls, Inc.	59,788	2,750,248
Automobiles — 2.0%
General Motors Co.	81,486	2,949,793
Banks — 4.7%
Citizens Financial Group, Inc.	43,654	1,162,506
Fifth Third Bancorp	105,586	2,182,463
PNC Financial Services Group, Inc. (a)	500	47,755
U.S. Bancorp	14,230	624,555
Wells Fargo & Co.	54,405	2,997,715

		7,014,994
Beverages — 1.5%
Coca-Cola Co.	54,708	2,331,655
Biotechnology — 0.8%
AbbVie, Inc.	20,990	1,220,569
Capital Markets — 5.8%
Bank of New York Mellon Corp.	46,327	2,030,976
Goldman Sachs Group, Inc.	8,907	1,692,508
Morgan Stanley	72,444	2,484,829
State Street Corp.	34,367	2,494,357

		8,702,670
Communications Equipment — 2.3%
Cisco Systems, Inc.	124,719	3,398,593
Consumer Finance — 0.9%
Ally Financial, Inc. (b)	70,974	1,416,641
Diversified Financial Services — 11.7%
Bank of America Corp.	255,632	4,455,666
Citigroup, Inc.	138,851	7,510,450
JPMorgan Chase & Co.	84,826	5,656,198

		17,622,314
Diversified Telecommunication Services — 0.7%
Frontier Communications Corp.	217,955	1,087,595
Electric Utilities — 0.4%
FirstEnergy Corp.	21,427	672,594
Electrical Equipment — 1.4%
Emerson Electric Co.	40,633	2,031,650
Electronic Equipment, Instruments & Components — 0.6%
Corning, Inc.	51,431	963,303
Energy Equipment & Services — 3.3%
Halliburton Co.	34,685	1,382,197
Noble Corp. PLC	61,816	820,298
Weatherford International PLC (b)	258,013	2,789,121

		4,991,616
Food & Staples Retailing — 1.3%
CVS Health Corp.	6,854	644,893
Wal-Mart Stores, Inc.	21,561	1,268,649

		1,913,542
Food Products — 2.3%
ConAgra Foods, Inc.	37,749	1,545,067
Mondelez International, Inc., Class A	27,055	1,181,221
Unilever NV — NY Shares	15,522	678,932

		3,405,220
Health Care Equipment & Supplies — 0.7%
Medtronic PLC	14,401	1,084,971
Health Care Providers & Services — 1.6%
Anthem, Inc.	9,800	1,277,724
Express Scripts Holding Co. (b)	13,285	1,135,602

		2,413,326

Common Stocks	Shares	Value
Hotels, Restaurants & Leisure — 2.6%
Carnival Corp.	78,070	$3,944,877
Household Durables — 0.8%
Newell Rubbermaid, Inc.	25,746	1,149,816
Industrial Conglomerates — 2.6%
General Electric Co.	128,956	3,860,943
Insurance — 3.9%
Aflac, Inc.	28,745	1,875,324
Allstate Corp.	29,854	1,873,637
MetLife, Inc.	42,857	2,189,564

		5,938,525
Internet Software & Services — 1.9%
eBay, Inc. (b)	68,974	2,040,940
Yahoo!, Inc. (b)	23,675	800,452

		2,841,392
IT Services — 0.9%
PayPal Holdings, Inc. (b)	37,752	1,331,136
Leisure Products — 0.3%
Mattel, Inc.	18,863	468,934
Machinery — 1.8%
Caterpillar, Inc.	24,827	1,803,681
Ingersoll-Rand PLC	14,919	875,298

		2,678,979
Media — 6.0%
CBS Corp., Class B	13,161	664,367
Comcast Corp., Class A	40,599	2,470,855
Time Warner Cable, Inc.	7,889	1,457,651
Time Warner, Inc.	9,147	640,107
Twenty-First Century Fox, Inc., Class B	59,622	1,785,679
Viacom, Inc., Class B	39,750	1,979,152

		8,997,811
Metals & Mining — 0.6%
Alcoa, Inc.	98,722	924,038
Multi-Utilities — 0.6%
PG&E Corp.	17,267	910,489
Multiline Retail — 2.2%
Kohl’s Corp.	36,973	1,742,537
Target Corp.	21,834	1,582,965

		3,325,502
Oil, Gas & Consumable Fuels — 11.4%
BP PLC — ADR	72,446	2,506,632
Chevron Corp.	23,736	2,167,571
Devon Energy Corp.	35,997	1,656,222
Hess Corp.	23,016	1,357,944
Murphy Oil Corp.	37,148	1,061,690
Occidental Petroleum Corp.	18,983	1,434,925
QEP Resources, Inc.	65,696	1,037,997
Royal Dutch Shell PLC — ADR, Class A	54,435	2,708,686
Suncor Energy, Inc.	116,357	3,211,453

		17,143,120
Paper & Forest Products — 0.8%
International Paper Co.	27,523	1,151,287
Pharmaceuticals — 7.4%
GlaxoSmithKline PLC — ADR	13,982	566,411
Merck & Co., Inc.	53,426	2,832,112
Novartis AG, Registered Shares	22,544	1,923,277
Pfizer, Inc.	78,475	2,571,626
Roche Holding AG — ADR	40,041	1,340,973
Sanofi — ADR	43,909	1,941,656

		11,176,055

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2015	21

Schedule of Investments (continued)	Invesco Value FDP Fund

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 1.0%
Intel Corp.	41,459	$1,441,529
Software — 3.8%
Autodesk, Inc. (b)	5,300	336,391
Citrix Systems, Inc. (b)	14,080	1,079,513
Microsoft Corp.	44,582	2,423,032
Symantec Corp.	97,646	1,911,909

		5,750,845
Technology Hardware, Storage & Peripherals — 2.6%
Hewlett Packard Enterprise Co. (b)	66,861	993,554
HP, Inc.	68,303	856,520
NetApp, Inc.	65,954	2,022,150

		3,872,224
Total Long-Term Investments (Cost — $113,745,964) — 96.1%		144,579,708

Short-Term Securities	Par (000)		Value

Time Deposits — 3.6%
United States — 3.6%
Brown Brothers Harriman & Co., 0.12%, 12/01/15	$	5,442	$5,442,178
Total Short-Term Securities (Cost — $5,442,178) — 3.6%			5,442,178
Total Investments (Cost — $119,188,142) — 99.7%			150,021,886
Other Assets Less Liabilities — 0.3%			397,047

Net Assets — 100.0%			$150,418,933

Notes to Schedule of Investments

(a)	During the six months ended November 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at May 31, 2015	Shares Purchased	Shares Sold	Shares Held at November 30, 2015	Value at November 30, 2015	Income	Realized Gain (Loss)
PNC Financial Services Group, Inc.	500	—	—	500	$47,755	$510	—

(b)	Non-income producing security.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	683,201	CAD	912,396	Canadian Imperial Bank of Commerce	12/18/15	$6
USD	682,725	CAD	912,399	Deutsche Bank AG	12/18/15	(472)
USD	683,133	CAD	912,399	Goldman Sachs International	12/18/15	(64)
USD	682,692	CAD	912,399	Royal Bank of Canada	12/18/15	(504)
USD	677,809	CHF	682,621	Canadian Imperial Bank of Commerce	12/18/15	13,604
USD	678,024	CHF	682,620	Deutsche Bank AG	12/18/15	13,821
USD	677,747	CHF	682,620	Goldman Sachs International	12/18/15	13,544
USD	677,926	CHF	682,604	Royal Bank of Canada	12/18/15	13,738
USD	878,237	EUR	819,761	Barclays Bank PLC	12/18/15	11,736
USD	877,898	EUR	819,761	Canadian Imperial Bank of Commerce	12/18/15	11,398
USD	878,631	EUR	819,753	Deutsche Bank AG	12/18/15	12,139
USD	877,827	EUR	819,761	Goldman Sachs International	12/18/15	11,326
USD	878,102	EUR	819,760	Royal Bank of Canada	12/18/15	11,603
USD	631,675	GBP	415,670	Canadian Imperial Bank of Commerce	12/18/15	5,615
USD	631,621	GBP	415,670	Deutsche Bank AG	12/18/15	5,561
USD	631,670	GBP	415,671	Goldman Sachs International	12/18/15	5,609
USD	631,714	GBP	415,670	Royal Bank of Canada	12/18/15	5,654
Total						$134,314

See Notes to Financial Statements.

22	FDP SERIES, INC.	NOVEMBER 30, 2015

Schedule of Investments (continued)	Invesco Value FDP Fund

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure.

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Statements of Assets and Liabilities Location		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts	Net unrealized appreciation on forward currency exchange contracts	—	—	—	$135,354	—	$135,354

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Net unrealized depreciation on forward currency exchange contracts	—	—	—	$1,040	—	$1,040

For the six months ended November 30, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	—	—	—	$904,075	—	$904,075

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$(216,960)	—	$(216,960)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$13,366,865
Average amounts sold — in USD	$1,107,321

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$135,354	$1,040
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$135,354	$1,040

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2015	23

Schedule of Investments (concluded)	Invesco Value FDP Fund

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$11,736	—	—	—	$11,736
Canadian Imperial Bank of Commerce	30,623	—	—	—	30,623
Deutsche Bank AG	31,521	$(472)	—	—	31,049
Goldman Sachs International	30,479	(64)	—	—	30,415
Royal Bank of Canada	30,995	(504)	—	—	30,491

Total	$135,354	$(1,040)	—	—	$134,314

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Deutsche Bank AG	$472	$(472)	—	—	—
Goldman Sachs International	64	(64)	—	—	—
Royal Bank of Canada	504	(504)	—	—	—

Total	$1,040	$(1,040)	—	—	—

[1] The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2] Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$142,656,431	$1,923,277	—	$144,579,708
Short-Term Securities	—	5,442,178	—	5,442,178

Total	$142,656,431	$7,365,455	—	$150,021,886

[1] See above Schedule of Investments for values in each industry, excluding Level 2, which includes a portion of Pharmaceuticals, within the table.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Forward foreign currency exchange contracts	—	$135,354	—	$135,354
Liabilities:
Forward foreign currency exchange contracts	—	(1,040)	—	(1,040)

Total	—	$134,314	—	$134,314

[2] Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of period end, foreign currency at value of $54 is categorized as Level 1 within the disclosure hierarchy.

During the six months ended November 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

24	FDP SERIES, INC.	NOVEMBER 30, 2015

Schedule of Investments November 30, 2015 (Unaudited)	Franklin Templeton Total Return FDP Fund (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
Asset-Backed Securities — 5.1%
American Express Credit Account Master Trust, Class A (a):
Series 2008-2, 1.46%, 9/15/20	USD	780	$795,201
Series 2012-1, 0.47%, 1/15/20		410	409,340
American Express Credit Account Secured Note Trust, Series 2012-4, Class A, 0.44%, 5/15/20 (a)		560	558,410
American Homes 4 Rent, Series 2014-SFR1, Class A 1.25%, 6/17/31 (a)(b)		127	124,353
Ameriquest Mortgage Securities, Inc., Series 2004-R4, Class M1, 1.05%, 6/25/34 (a)		269	263,048
Argent Securities, Inc., Series 2005-W2, Class A2C, 0.58%, 10/25/35 (a)		203	191,687
Capital One Multi-Asset Execution Trust (a):
Series 2007-A1, Class A1, 0.25%, 11/15/19		210	209,260
Series 2007-A2, Class A2, 0.28%, 12/16/19		1,290	1,285,380
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2004-2, Class 2A2, 0.72%, 2/26/35 (a)		119	103,570
Chase Issuance Trust (a):
Series 2013-A6, Class A6, 0.62%, 7/15/20		880	879,549
Series 2014-A3, Class A3, 0.40%, 5/15/18		1,330	1,329,372
Citibank Credit Card Issuance Trust (a):
Series 2013-A12, Class A12, 0.57%, 11/07/18		350	349,835
Series 2013-A7, Class A7, 0.62%, 9/10/20		560	559,105
Series 2014-A3, Class A3, 0.39%, 5/09/18		240	239,896
Colony American Homes (a)(b):
Series 2014-1A, Class A, 1.40%, 5/17/31		587	577,309
Series 2014-2A, Class C, 2.10%, 7/17/31		480	465,157
Conseco Financial Corp., Series 1996-9, Class M1, 7.63%, 8/15/27 (a)		109	118,684
Countryplace Manufactured Housing Contract Trust, Series 2005-1, Class A3, 4.80%, 12/15/35 (a)(b)		10	9,764
Countrywide Asset-Backed Certificates (a):
Series 2004-1, Class M1, 0.97%, 3/25/34		78	74,637
Series 2005-11, Class AF4, 4.83%, 2/25/36		700	679,884
Greenpoint Manufactured Housing, Series 1999-3, Class 1A7, 7.27%, 6/15/29		479	471,898
GSAA Trust, Series 2005-5, Class M3, 1.17%, 2/25/35 (a)		210	197,643
Home Equity Mortgage Trust, Series 2004-4, Class M3, 1.20%, 12/25/34 (a)		178	165,408
Invitation Homes Trust (a)(b):
Series 2015-SFR1, Class B, 2.05%, 3/17/32		350	345,035
Series 2015-SFR2, Class C, 2.20%, 6/17/32		110	106,653
Series 2015-SFR3, Class C, 2.20%, 8/17/32		500	484,285
Morgan Stanley ABS Capital I Trust, Inc. (a):
Series 2003-HE1, Class M1, 1.42%, 5/25/33		176	166,496
Series 2005-WMC1, Class M2, 0.96%, 1/25/35		78	75,391

Asset-Backed Securities	Par (000)		Value
Asset-Backed Securities (continued)
Progress Residential Trust, Series 2015-SFR1, Class A, 1.60%, 2/17/32 (a)(b)	USD	530	$523,176
Tricon American Homes Trust, Series 2015-SFR1, Class C, 2.10%, 5/17/32 (a)(b)		400	385,880
Total Asset-Backed Securities — 5.1%			12,145,306

Corporate Bonds
Aerospace & Defense — 0.4%
Lockheed Martin Corp., 4.70%, 5/15/46		700	716,760
United Technologies Corp., 3.10%, 6/01/22		356	363,775

			1,080,535
Air Freight & Logistics — 0.4%
FedEx Corp., 3.20%, 2/01/25		900	867,508
Auto Components — 0.2%
BorgWarner, Inc., 4.38%, 3/15/45		400	354,834
Delphi Corp., 4.15%, 3/15/24		200	202,563

			557,397
Automobiles — 0.2%
Ford Motor Co., 4.75%, 1/15/43		400	383,100
Banks — 5.5%
Banca Monte dei Paschi di Siena SpA, 2.88%, 4/16/59	EUR	600	691,791
Banco Comercial Portugues SA, 4.75%, 6/22/17		100	112,614
Bankinter SA, 1.75%, 6/10/19		600	654,248
CIT Group, Inc.:
5.38%, 5/15/20	USD	100	105,500
5.00%, 8/15/22		200	204,250
Depfa ACS Bank, 1.65%, 12/20/16	JPY	120,000	983,298
HSBC Holdings PLC:
4.25%, 8/18/25	USD	200	201,347
6.50%, 9/15/37		400	485,843
Industrial & Commercial Bank of China, Ltd., 4.88%, 9/21/25 (b)		600	614,207
Intesa Sanpaolo SpA:
2.38%, 1/13/17		1,100	1,105,059
3.88%, 1/16/18		300	308,723
3.88%, 1/15/19		500	519,530
Mizuho Financial Group Cayman 3 Ltd., 4.60%, 3/27/24 (b)		1,100	1,131,305
Norddeutsche Landesbank Girozentrale, 2.00%, 2/05/19 (b)		600	601,677
Nykredit Realkredit A/S, Series 12H, 2.00%, 4/01/16	DKK	11,498	1,639,905
Royal Bank of Canada, 2.10%, 10/14/20	USD	600	591,690
Royal Bank of Scotland Group PLC:
6.93%, 4/09/18	EUR	150	178,610
6.13%, 12/15/22	USD	100	109,995
Shinhan Bank, 1.88%, 7/30/18 (b)		300	297,129
SVB Financial Group, 3.50%, 1/29/25		300	288,847
Unione di Banche Italiane SCpA, 2.88%, 2/18/19	EUR	500	558,193
Wells Fargo & Co., 4.65%, 11/04/44	USD	500	489,768
Westpac Banking Corp., 2.25%, 11/09/20 (b)		600	596,240
Woori Bank Co. Ltd., 4.75%, 4/30/24 (b)		650	668,723

			13,138,492
Beverages — 0.8%
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42		600	528,358
Constellation Brands, Inc.:
7.25%, 5/15/17		800	856,000
3.88%, 11/15/19		300	310,500

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2015	25

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund

Corporate Bonds	Par (000)		Value
Beverages (continued)
Pernod Ricard SA, 2.13%, 9/27/24	EUR	200	$217,093

			1,911,951
Biotechnology — 0.9%
Biogen, Inc., 5.20%, 9/15/45	USD	500	502,024
Celgene Corp., 4.00%, 8/15/23		700	721,587
Gilead Sciences, Inc.:
4.50%, 2/01/45		300	293,861
4.75%, 3/01/46		600	609,548

			2,127,020
Capital Markets — 0.5%
Morgan Stanley:
4.35%, 9/08/26		200	203,316
4.30%, 1/27/45		1,000	970,550

			1,173,866
Chemicals — 0.5%
Arkema SA, 1.50%, 1/20/25	EUR	500	515,365
LyondellBasell Industries NV, 4.63%, 2/26/55	USD	700	596,898

			1,112,263
Commercial Services & Supplies — 0.1%
Aviation Capital Group Corp., 6.75%, 4/06/21 (b)		300	338,250
Communications Equipment — 0.9%
Alcatel-Lucent USA, Inc., 4.63%, 7/01/17 (b)		1,500	1,537,500
Juniper Networks, Inc.:
4.50%, 3/15/24		300	298,857
4.35%, 6/15/25		400	393,334

			2,229,691
Construction Materials — 0.2%
Cemex Finance LLC, 9.38%, 10/12/22 (b)		200	214,250
Cemex SAB de CV, 5.70%, 1/11/25 (b)		200	176,000

			390,250
Consumer Finance — 0.2%
Discover Financial Services, 3.85%, 11/21/22		400	398,557
Containers & Packaging — 0.2%
Owens-Illinois, Inc., 7.80%, 5/15/18		500	555,000
Verso Paper Holdings LLC/Verso Paper, Inc., 11.75%, 1/15/19		18	2,610

			557,610
Diversified Financial Services — 2.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.25%, 7/01/20		200	202,750
Bank of America Corp., 4.00%, 1/22/25		1,200	1,190,955
Barclays PLC, 4.38%, 9/11/24		600	587,788
Capital One Bank USA NA, 3.38%, 2/15/23		1,000	987,647
Citigroup, Inc., 4.45%, 9/29/27		1,000	999,411
Deutsche Bank AG, 4.30%, 5/24/28 (a)		500	467,340
Ford Motor Credit Co. LLC, 4.13%, 8/04/25		400	400,640
International Lease Finance Corp., 8.75%, 3/15/17		1,000	1,068,750
Navient LLC, 5.50%, 1/15/19		200	192,400
SLM Corp., 8.45%, 6/15/18		100	104,950
UniCredit SpA, 1.93%, 10/31/17 (a)	EUR	500	540,055

			6,742,686
Diversified Telecommunication Services — 1.0%
AT&T, Inc., 4.50%, 5/15/35	USD	700	656,936
Intelsat Jackson Holdings SA:
7.50%, 4/01/21		100	83,000
6.63%, 12/15/22		200	121,000
Telefonica Emisiones SAU, 4.57%, 4/27/23		500	528,267

Corporate Bonds	Par (000)		Value
Diversified Telecommunication Services (continued)
Verizon Communications, Inc.:
6.40%, 9/15/33	USD	382	$445,499
4.52%, 9/15/48		400	363,336
Verizon New York, Inc., Series B, 7.38%, 4/01/32		100	114,791

			2,312,829
Electric Utilities — 1.4%
Dominion Resources, Inc., 3.90%, 10/01/25		1,000	1,012,184
Georgia Power Co., 4.30%, 3/15/42		300	277,084
PPL Energy Supply LLC, 6.20%, 5/15/16		1,200	1,210,140
State Grid Overseas Investment 2013 Ltd., 3.13%, 5/22/23 (b)		300	295,240
Three Gorges Finance I Cayman Islands, Ltd., 3.70%, 6/10/25 (b)		500	506,905

			3,301,553
Energy Equipment & Services — 1.0%
CGG SA, 6.50%, 6/01/21		200	108,500
CNOOC Finance 2013 Ltd., 3.00%, 5/09/23		500	475,737
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24		700	718,529
Lukoil International Finance BV, 4.56%, 4/24/23 (b)		500	457,500
Oceaneering International, Inc., 4.65%, 11/15/24		400	362,394
Petrofac Ltd., 3.40%, 10/10/18 (b)		300	293,387

			2,416,047
Food & Staples Retailing — 1.5%
Casino Guichard Perrachon SA, 3.31%, 1/25/23	EUR	300	333,486
Cencosud SA, 4.88%, 1/20/23 (b)	USD	500	488,947
CVS Caremark Corp., 5.75%, 6/01/17		91	96,841
Dollar General Corp., 4.15%, 11/01/25		600	592,386
Kroger Co., 4.00%, 2/01/24		1,000	1,040,944
Mondelez International, Inc., 4.00%, 2/01/24		1,000	1,035,649

			3,588,253
Food Products — 0.7%
Kraft Heinz Foods Co., 3.50%, 7/15/22 (b)		1,000	1,016,120
Tyson Foods, Inc., 3.95%, 8/15/24		600	614,350

			1,630,470
Health Care Equipment & Supplies — 0.4%
PerkinElmer, Inc., 5.00%, 11/15/21		600	635,471
Zimmer Holdings, Inc., 4.25%, 8/15/35		300	283,911

			919,382
Health Care Providers & Services — 0.7%
Express Scripts Holding Co., 3.50%, 6/15/24		800	797,858
HCA Holdings, Inc., 6.25%, 2/15/21		100	106,250
HCA, Inc., 5.88%, 5/01/23		300	309,750
Tenet Healthcare Corp., 5.00%, 3/01/19		400	385,000

			1,598,858
Hotels, Restaurants & Leisure — 0.4%
Yum! Brands, Inc., 6.25%, 3/15/18		1,000	1,071,729
Household Durables — 0.4%
DR Horton, Inc., 5.63%, 1/15/16		1,000	1,004,500
Industrial Conglomerates — 0.2%
Hutchison Whampoa International Ltd. (b):
3.50%, 1/13/17		300	305,813
7.45%, 11/24/33		50	68,457

			374,270

See Notes to Financial Statements.

26	FDP SERIES, INC.	NOVEMBER 30, 2015

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund

Corporate Bonds	Par (000)		Value
Insurance — 0.9%
Aflac, Inc., 3.63%, 6/15/23	USD	500	$517,940
Liberty Mutual Group, Inc., 4.95%, 5/01/22 (b)		600	642,954
Teachers Insurance & Annuity Association of America, 4.90%, 9/15/44 (b)		1,000	1,026,930

			2,187,824
IT Services — 0.5%
Alibaba Group Holding Ltd., 4.50%, 11/28/34		300	288,369
First Data Corp. (b):
8.25%, 1/15/21		200	209,000
5.00%, 1/15/24		200	200,000
Fiserv, Inc., 3.85%, 6/01/25		400	403,557

			1,100,926
Media — 2.9%
21st Century Fox America, Inc.:
3.00%, 9/15/22		600	595,894
3.70%, 10/15/25 (b)		100	100,427
CSC Holdings LLC, 8.63%, 2/15/19		500	537,755
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.95%, 1/15/25		400	399,863
DISH DBS Corp., 7.13%, 2/01/16		2,500	2,519,750
NBCUniversal Media LLC, 4.45%, 1/15/43		400	402,901
Time Warner, Inc.:
4.05%, 12/15/23		1,000	1,036,065
6.10%, 7/15/40		200	221,304
Viacom, Inc., 4.25%, 9/01/23		800	792,836
Wind Acquisition Finance SA, 7.38%, 4/23/21 (b)		200	193,000

			6,799,795
Metals & Mining — 0.3%
ArcelorMittal, 6.50%, 3/01/21		400	349,000
FMG Resources August 2006 Property Ltd., 9.75%, 3/01/22 (b)		200	193,000
Reliance Steel & Aluminum Co., 4.50%, 4/15/23		200	189,403

			731,403
Multi-Utilities — 0.4%
Sempra Energy, 3.75%, 11/15/25		400	403,947
Veolia Environnement SA, 4.63%, 3/30/27	EUR	400	544,768

			948,715
Oil, Gas & Consumable Fuels — 6.2%
Apache Corp., 4.25%, 1/15/44	USD	1,000	897,147
California Resources Corp., 6.00%, 11/15/24		500	300,000
Canadian Natural Resources, Ltd., 6.50%, 2/15/37		500	523,288
Chesapeake Energy Corp.:
6.63%, 8/15/20		200	94,500
5.75%, 3/15/23		50	21,250
El Paso Pipeline Partners Operating Co. LLC, 4.30%, 5/01/24		500	416,158
Enable Midstream Partners LP (b):
3.90%, 5/15/24		300	234,608
5.00%, 5/15/44		100	67,751
Enable Oklahoma Intrastate Transmission LLC, 6.25%, 3/15/20 (b)		400	435,244
Energy Transfer Equity LP, 7.50%, 10/15/20		300	313,500
Energy Transfer Partners LP:
4.90%, 3/15/35		600	464,914
5.15%, 2/01/43		200	153,594
Energy XXI Gulf Coast, Inc., 11.00%, 3/15/20 (b)		300	134,625
EnLink Midstream Partners LP, 5.05%, 4/01/45		600	464,148
Ensco PLC, 5.75%, 10/01/44		800	619,086

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Enterprise Products Operating LLC, 4.45%, 2/15/43	USD	200	$167,115
Exxon Mobil Corp., 2.71%, 3/06/25		800	789,477
Halcon Resources Corp.:
9.75%, 7/15/20		100	31,500
13.00%, 2/15/22 (b)		130	60,125
Kinder Morgan Energy Partners LP, 5.95%, 2/15/18		500	512,457
Kinder Morgan Finance Co. LLC, 5.70%, 1/05/16		3,000	3,011,115
Kinder Morgan, Inc.:
5.55%, 6/01/45		200	152,421
5.05%, 2/15/46		500	357,490
Linn Energy LLC/Linn Energy Finance Corp., 12.00%, 12/15/20 (b)		175	107,625
MPLX LP, 4.00%, 2/15/25		400	362,079
Peabody Energy Corp., 10.00%, 3/15/22 (b)		300	70,500
Petrobras Global Finance BV, 3.21%, 3/17/20 (a)		900	688,500
Sanchez Energy Corp., 6.13%, 1/15/23		300	206,250
Sinopec Group Overseas Development Ltd. (b):
2014, 4.38%, 4/10/24		400	417,382
2015, 3.25%, 4/28/25		700	670,723
Sunoco Logistics Partners Operations LP, 4.25%, 4/01/24		400	361,252
Valero Energy Corp., 4.90%, 3/15/45		600	540,235
Weatherford International Ltd., 5.95%, 4/15/42		900	569,250
Williams Partners LP, 5.10%, 9/15/45		600	432,224

			14,647,533
Paper & Forest Products — 0.4%
Georgia-Pacific LLC, 3.73%, 7/15/23 (b)		1,000	1,010,457
Personal Products — 0.4%
Avon Products, Inc., 6.35%, 3/15/20		1,200	885,120
Pharmaceuticals — 0.8%
Actavis Funding SCS, 4.55%, 3/15/35		600	589,389
Baxalta, Inc., 3.60%, 6/23/22 (b)		400	397,079
Valeant Pharmaceuticals International, Inc., 6.13%, 4/15/25 (b)		200	173,000
Zoetis, Inc., 4.70%, 2/01/43		900	780,996

			1,940,464
Real Estate Investment Trusts (REITs) — 1.7%
American Tower Corp.:
3.50%, 1/31/23		500	488,333
5.00%, 2/15/24		500	531,552
ERP Operating LP, 5.75%, 6/15/17		500	531,161
HCP, Inc., 3.88%, 8/15/24		900	874,704
Marriott International, Inc., 3.75%, 10/01/25		1,000	987,023
Realty Income Corp., 4.13%, 10/15/26		600	605,359

			4,018,132
Semiconductors & Semiconductor Equipment — 0.4%
Maxim Integrated Products, Inc., 3.38%, 3/15/23		1,000	1,003,335
Specialty Retail — 1.0%
Bed Bath & Beyond, Inc., 5.17%, 8/01/44		900	778,942
Edcon Proprietary Ltd., 9.50%, 3/01/18 (b)	EUR	200	131,033
Tiffany & Co., 4.90%, 10/01/44	USD	500	463,816
Toys R US, Inc., 7.38%, 10/15/18		1,500	960,000

			2,333,791
Tobacco — 0.3%
Reynolds American, Inc.:
3.75%, 5/20/23 (b)		300	302,776
5.70%, 8/15/35		400	439,367

			742,143

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2015	27

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund

Corporate Bonds	Par (000)		Value
Transportation Infrastructure — 0.4%
DP World Ltd., 6.85%, 7/02/37 (b)	USD	380	$385,700
Sydney Airport Finance Co. Property Ltd., 3.90%, 3/22/23 (b)		200	200,528
Transurban Finance Co., 4.13%, 2/02/26 (b)		300	297,756

			883,984
Wireless Telecommunication Services — 0.3%
Sprint Communications, Inc.:
8.38%, 8/15/17		500	498,750
6.00%, 11/15/22		300	225,000

			723,750
Total Corporate Bonds — 38.4%			91,184,439

Floating Rate Loan Interests (a)
Auto Components — 0.1%
Autoparts Holdings Ltd., 1st Lien Term Loan, 7.00%, 7/29/17		246	184,437
Crowne Group LLC, 1st Lien Term Loan, 6.00%, 9/30/20		96	93,966
TI Group Automotive Systems LLC, 2015 USD Term Loan, 4.50%, 6/30/22		23	22,261

			300,664
Capital Markets — 0.1%
First Eagle Investment Management LLC, Term Loan, 4.75%, 10/21/22		150	147,000
Guggenheim Partners LLC, Term Loan, 4.25%, 7/22/20		44	44,001
Navios Partners Finance (US), Inc., Term Loan B, 5.25%, 6/27/18		7	6,685

			197,686
Chemicals — 0.2%
Cyanco Intermediate Corp., Term Loan B, 5.50%, 5/01/20		361	343,737
Ineos US Finance LLC:
2015 Term Loan, 4.25%, 3/31/22		28	26,965
6 Year Term Loan, 3.75%, 5/04/18		18	17,838
Nexeo Solutions LLC:
Term Loan B, 5.00%, 9/08/17		11	10,647
Term Loan B3, 5.00%, 9/08/17		11	10,336
OCI Beaumont LLC, Term Loan B3, 6.50%, 8/20/19		150	151,313

			560,836
Commercial Services & Supplies — 0.2%
Connolly Corp., 1st Lien Term Loan, 4.50%, 5/14/21		235	231,759
Onsite US Finco LLC, Term Loan, 5.50%, 7/30/21		255	229,335

			461,094
Communications Equipment — 0.1%
Ciena Corp., Term Loan B, 3.75%, 7/15/19		24	23,847
Zayo Group LLC, Term Loan B, 3.75%, 5/06/21		130	128,068

			151,915
Containers & Packaging — 0.3%
Caraustar Industries, Inc., Term Loan B:
Add on, 8.00%, 5/01/19		136	135,668
8.00%, 5/01/19		335	333,501
Exopack Holdings SA, 2015 Term Loan B1, 4.50%, 5/08/19		318	313,228

			782,397

Floating Rate Loan Interests (a)	Par (000)		Value
Diversified Consumer Services — 0.4%
Fitness International LLC, Term Loan B, 5.50%, 7/01/20	USD	431	$408,249
ROC Finance LLC, Term Loan, 5.00%, 6/20/19		230	215,686
SunGard Availability Services Capital, Inc., Term Loan B, 6.00%, 3/31/19		311	264,309

			888,244
Diversified Telecommunication Services — 0.1%
Intelsat Jackson Holdings SA, Term Loan B2, 3.75%, 6/30/19		140	131,021
Virgin Media Investment Holdings Ltd., Term Loan F, 3.50%, 6/30/23		58	57,063
Windstream Corp., Term Loan B5, 3.50%, 8/08/19		60	58,689

			246,773
Electronic Equipment, Instruments & Components — 0.1%
Sensus USA, Inc., 1st Lien Term Loan, 4.50%, 5/09/17		135	131,994
Health Care Equipment & Supplies — 0.1%
Kinetic Concepts, Inc., Term Loan E1, 4.50%, 5/04/18		306	297,697
Millennium Health LLC, Term Loan B, 5.25%, 4/16/21 (c)		49	19,470

			317,167
Health Care Providers & Services — 0.1%
Community Health Systems, Inc., Term Loan F, 3.66%, 12/31/18		196	192,004
Health Care Technology — 0.1%
Truven Health Analytics, Inc., Term Loan B, 4.50%, 6/06/19		133	129,554
Hotels, Restaurants & Leisure — 0.2%
24 Hour Fitness Worldwide, Inc., Term Loan B, 4.75%, 5/28/21		33	30,202
Aristocrat Leisure Ltd., Term Loan B, 4.75%, 10/20/21		13	12,489
Cannery Casino Resorts LLC, Term Loan B, 6.00%, 10/02/18 (d)		326	315,126
Travelport Finance (Luxembourg) Sarl, 2014 Term Loan B, 5.75%, 9/02/21		273	267,686

			625,503
Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corporation, Term Loan B6, 3.00%, 1/13/23		71	69,882
Internet Software & Services — 0.2%
BMC Software Finance, Inc., Term Loan, 5.00%, 9/10/20		469	405,545
Match Group, Inc., Term Loan B, 5.50%, 11/06/22		128	127,088

			532,633
Machinery — 0.5%
Navistar International Corp., Term Loan B, 6.50%, 8/07/20		1,279	1,165,533
Media — 0.4%
Cumulus Media Holdings, Inc., 2013 Term Loan, 4.25%, 12/23/20		50	36,333
Media General, Inc., Term Loan B, 4.00%, 7/31/20		22	22,085
Neptune Finco Corp., 2015 Term Loan B, 5.00%, 10/09/22		123	122,111

See Notes to Financial Statements.

28	FDP SERIES, INC.	NOVEMBER 30, 2015

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund

Floating Rate Loan Interests (a)	Par (000)		Value
Media (continued)
Radio One, Inc., 2015 Term Loan, 4.83%, 4/02/18	USD	690	$699,104

			879,633
Metals & Mining — 0.3%
FMG Resources August 2006 Property Ltd., Term Loan B, 4.25%, 6/30/19		467	381,498
Novelis, Inc., 2015 Term Loan B, 4.00%, 6/02/22		279	270,474

			651,972
Oil, Gas & Consumable Fuels — 0.4%
Alfred Fueling Systems, Inc., 1st Lien Term Loan, 4.75%, 6/20/21		49	47,917
Bowie Resource Holdings LLC, 1st Lien Term Loan, 6.75%, 8/14/20		221	213,739
Fieldwood Energy LLC, 1st Lien Term Loan, 3.88%, 9/28/18		420	342,398
McDermott Finance LLC, Term Loan B, 5.25%, 4/16/19		21	19,986
Navios Maritime Midstream Partners LP, Term Loan B, 5.50%, 6/18/20		135	133,238
Peabody Energy Corp., Term Loan B, 4.25%, 9/24/20		167	98,148
UTEX Industries, Inc., 2014 1st Lien Term Loan, 5.00%, 5/22/21		346	239,207

			1,094,633
Paper & Forest Products — 0.1%
Appvion, Inc., Term Loan, 5.75%, 6/28/19		148	138,426
Personal Products — 0.2%
FGI Operating Co. LLC, Term Loan, 5.50%, 4/19/19		521	416,747
Pharmaceuticals — 0.3%
Grifols Worldwide Operations USA, Inc., Term Loan B, 3.23%, 2/27/21		179	177,645
Valeant Pharmaceuticals International, Inc.:
Series D2 Term Loan B, 3.50%, 2/13/19		130	122,362
Term Loan B F1, 4.00%, 4/01/22		364	343,565

			643,572
Semiconductors & Semiconductor Equipment — 0.0%
M/A-COM Technology Solutions Holdings, Inc., Term Loan, 4.50%, 5/07/21		61	60,704
NXP B.V., 2015 Term Loan B, 3.75%, 10/30/20		43	42,666

			103,370
Specialty Retail — 0.3%
Ascena Retail Group, Inc., 2015 Term Loan B, 5.25%, 8/21/22		369	327,021
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19		295	240,409
Men’s Wearhouse, Inc., Term Loan B, 4.50%, 6/18/21		89	83,066
PetSmart, Inc., Term Loan B, 4.25%, 3/11/22		199	195,740

			846,236
Transportation — 0.1%
OSG International, Inc., Exit Term Loan B, 5.75%, 8/05/19		206	205,146
Total Floating Rate Loan Interests — 4.9%			11,733,614

Foreign Agency Obligations	Par (000)			Value
Brazil Notas do Tesouro Nacional, 10.00%, 1/01/17 (e)	BRL	1,200		$293,284
Export-Import Bank of Korea, 2.25%, 1/21/20	USD	800		794,778
Hungary Government Bond:
6.00%, 1/11/19	EUR	120		146,121
3.88%, 2/24/20		40		47,040
Indonesia Treasury Bond, 8.25%, 7/15/21	IDR	7,000,000		501,490
Ireland Government Bond:
4.50%, 4/18/20	EUR	113		142,692
5.00%, 10/18/20		186		243,240
5.40%, 3/13/25		201		295,082
Italy Buoni Poliennali Del Tesoro, 2.50%, 12/01/24		550		639,457
Korea Monetary Stabilization Bond:
2.79%, 6/02/16	KRW	1,000,000		868,370
2.07%, 12/02/16		900,000		779,771
1.96%, 2/02/17		58,000		50,208
Korea Treasury Bond:
2.75%, 12/10/15		250,830		216,661
2.75%, 6/10/16		100,000		86,830
3.00%, 12/10/16		2,045,500		1,789,025
Lithuania Government International Bond, 7.38%, 2/11/20 (b)	USD	310		369,003
Malaysia Government Bond:
3.17%, 7/15/16	MYR	2,500		588,027
4.26%, 9/15/16		1,000		237,734
4.01%, 9/15/17		1,870		447,074
4.24%, 2/07/18		2,250		539,539
Mexican Bonos (f):
8.00%, 12/17/15	MXN	4,948		298,937
6.25%, 6/16/16		18,907		1,156,234
7.25%, 12/15/16		21,721		1,357,627
7.75%, 12/14/17		15,500		1,000,717
New Zealand Government Bond, 3.00%, 4/15/20	NZD	4,300		2,846,571
Poland Government Bond:
0.00%, 1/25/16 (g)	PLN	375		92,601
5.00%, 4/25/16		935		234,499
1.79%, 1/25/17 (a)		376		93,036
1.79%, 1/25/21 (a)		381		92,501
Portugal Government International Bond, 5.13%, 10/15/24 (b)	USD	200		205,596
Republic of Hungary:
3.50%, 7/18/16	EUR	20		21,547
4.38%, 7/04/17		45		50,495
5.75%, 6/11/18		95		112,539
Republic of Serbia, 4.88%, 2/25/20 (b)	USD	300		309,048
Spain Government Bond, 2.75%, 10/31/24 (b)	EUR	550		644,983
Ukraine Government International Bond (b):
7.75%, 9/01/19	USD	—	(h)	344
7.75%, 9/01/20		160		154,432
0.00%, 5/31/40 (a)(g)		40		18,608
Vietnam Government International Bond, 6.75%, 1/29/20 (b)		320		352,702
Total Foreign Agency Obligations — 7.6%				18,118,443

Municipal Bonds
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2014, Series BB, 5.00%, 6/15/46		160		180,074
Coachella Valley Unified School District, GO, Series D (AGM), 5.00%, 8/01/37		230		255,261

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2015	29

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund

Municipal Bonds	Par (000)		Value
Colorado Independent School District, GO (PSF-GTD), 5.00%, 8/15/38	USD	200	$229,114
Commonwealth of Massachusetts, GO, Series A, 4.50%, 12/01/43		160	171,549
County of Nassau New York, GO, Series B:
5.00%, 4/01/39		270	300,237
5.00%, 4/01/43		270	299,492
Evansville Local Public Improvement Bond Bank, RB, Series A, 5.00%, 7/01/36		50	56,329
Florida Hurricane Catastrophe Fund Finance Corp., RB, Series A, 3.00%, 7/01/20		300	304,698
Industry Public Facilities Authority, Refunding, Tax Allocation Bonds, 4.29%, 1/01/23		400	415,084
Memorial Sloan-Kettering Cancer Center, Series 2015, 4.20%, 7/01/55		300	281,614
New Jersey EDA, Refunding RB, School Facilities Construction, Series NN, 5.00%, 3/01/30		120	125,255
New York Public Library Astor Lenox & Tilden Foundations, 4.31%, 7/01/45		300	283,334
New York State Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 3/15/29		800	936,600
Port Authority of New York & New Jersey, RB:
4.82%, 6/01/45		700	716,555
Series 192, 4.81%, 10/15/65		800	828,720
Puerto Rico Electric Power Authority, RB, Series A, 6.75%, 7/01/36		425	277,776
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44		425	187,030
State of Arkansas, GO, 3.25%, 6/15/22		470	509,602
State of California, GO, Various Purposes, 6.00%, 11/01/39		210	249,990
State of Minnesota, GO, Refunding Series F, 4.00%, 10/01/24		200	229,380
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38		150	165,807
University of California, Refunding RB, Series J, 4.13%, 5/15/45		450	439,645
Total Municipal Bonds — 3.1%			7,443,146

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.5%
American Home Mortgage Investment Trust, Series 2004-3, Class 4A, 1.98%, 10/25/34 (a)		158	155,111
Bear Stearns Alternative A Trust, Series 2004-13, Class A2, 1.10%, 11/25/34 (a)		64	61,485
Citigroup Mortgage Loan Trust, Series 2013-A, Class A, 3.00%, 5/25/42 (a)(b)		116	115,405
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-6, Class 3A1, 5.00%, 9/25/19		62	63,781
Credit Suisse Mortgage Capital Certificates, Series 2009-15R, Class 3A1, 5.55%, 3/26/36 (a)(b)		176	176,027
Granite Master Issuer PLC (a):
Series 2005-1, Class A6, 0.75%, 12/20/54	GBP	63	95,550
Series 2007-1, Class 5A1, 0.73%, 12/20/54		137	206,525
Wells Fargo Mortgage-Backed Securities Trust:
Series 2004-I, Class 2A1, 2.70%, 7/25/34 (a)	USD	84	84,687

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (continued)
Wells Fargo Mortgage-Backed Securities Trust (continued):
Series 2004-W, Class A9, 2.75%, 11/25/34 (a)	USD	117	$118,968
Series 2007-3, Class 3A1, 5.50%, 4/25/22		21	21,299

			1,098,838
Commercial Mortgage-Backed Securities — 5.7%
Banc of America Commercial Mortgage Trust, Series 2007-3, Class AM, 5.73%, 6/10/49 (a)		735	770,096
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-4:
Class AJ, 5.70%, 7/10/46 (a)		732	732,475
Class AM, 5.68%, 7/10/46		500	512,559
Bear Stearns Commercial Mortgage Securities, Series 2005-T20, Class E, 5.34%, 10/12/42 (a)		800	798,897
Bear Stearns Commercial Mortgage Securities Trust (a):
Series 2006-PW11, Class AJ, 5.65%, 3/11/39		694	696,763
Series 2006-PW12, Class AJ, 5.94%, 9/11/38		112	112,338
Series 2006-PW13, Class AJ, 5.61%, 9/11/41		640	645,888
Series 2007-PW16, Class AM, 5.91%, 6/11/40		950	999,913
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class AJ, 5.48%, 10/15/49		135	133,102
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class AJ, 5.69%, 10/15/48		615	527,699
Colony Multifamily Mortgage Trust, Series 2014-1, Class A, 2.54%, 4/20/50 (b)		817	811,621
Commercial Mortgage Trust, Series 2005-GG5, Class AJ, 5.61%, 4/10/37 (a)		160	159,904
Core Industrial Trust, Series 2015-CALW, Class A, 3.04%, 2/10/34 (b)		730	734,814
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class C, 5.10%, 8/15/38 (a)		168	167,884
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 3.67%, 9/10/35 (a)(b)		150	153,416
GMAC Commercial Mortgage Securities, Inc., Series 2005-C1, Class B, 4.94%, 5/10/43		750	139,751
Greenwich Capital Commercial Funding Corp.:
Series 2006-GG7, Class AJ, 6.02%, 7/10/38 (a)		640	620,911
Series 2006-GG7, Class AM, 6.02%, 7/10/38 (a)		190	192,710
Series 2007-GG9, Class A4, 5.44%, 3/10/39		767	790,553
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Class B, 5.67%, 5/12/45 (a)		210	123,900
Series 2006-CB17, Class AM, 5.46%, 12/12/43		700	705,807
Series 2006-LDP7, Class AJ, 6.10%, 4/15/45 (a)		475	441,221
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class AJ, 6.04%, 6/15/38 (a)		790	803,107

See Notes to Financial Statements.

30	FDP SERIES, INC.	NOVEMBER 30, 2015

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Capital I Trust (a):
Series 2006-HQ8, Class AJ, 5.69%, 3/12/44	USD	260	$260,155
Series 2007-IQ16, Class AM, 6.28%, 12/12/49		850	900,956
Talisman Finance PLC, Series 6, Class A, 0.13%, 10/22/16 (a)	EUR	11	11,377
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class AJ, 5.90%, 5/15/43 (a)	USD	600	605,293

			13,553,110
Total Non-Agency Mortgage-Backed Securities — 6.2%			14,651,948

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.9%
Fannie Mae, 5.38%, 6/12/17		1,000	1,066,441
Freddie Mac, 6.25%, 7/15/32		800	1,122,184

			2,188,625
Collateralized Mortgage Obligations — 0.9%
Fannie Mae Mortgage-Backed Securities, Series 2007-1, Class NF, 0.47%, 2/25/37 (a)		330	328,212
Freddie Mac, Class M3 (a):
Series 2014-DN1, 4.72%, 2/25/24		550	550,725
Series 2014-DN4, 4.77%, 10/25/24		250	250,623
Series 2015-DN1, 4.37%, 1/25/25		500	493,305
Series 2015-DNA1, 3.52%, 10/25/27		250	238,803
Series 2015-HQ1, 4.02%, 3/25/25		250	242,616

			2,104,284
Mortgage-Backed Securities — 18.6%
Fannie Mae Mortgage-Backed Securities:
1.53%, 5/01/33 (a)		11	11,934
1.81%, 10/01/32 (a)		74	76,861
1.89%, 11/01/27 (a)		147	151,585
1.90%, 9/01/34 (a)		300	317,686
2.05%, 4/01/35 (a)		160	168,686
2.19%, 4/01/35 (a)		18	18,703
3.50%, 12/01/45 (i)		9,200	9,528,469
4.00%, 12/01/45 (i)		9,525	10,105,057
4.50%, 12/01/45 (i)		7,600	8,215,125
5.00%, 8/01/35 — 4/01/37		175	193,264
5.50%, 11/01/34 — 3/01/36		1,459	1,652,129
6.00%, 6/01/21 — 9/01/38		557	628,202
6.50%, 1/01/36		40	46,370
Freddie Mac Mortgage-Backed Securities:
2.54%, 9/01/32 (a)		10	10,667
2.59%, 4/01/32 (a)		45	48,240
3.50%, 12/01/45 (i)		3,450	3,566,438
4.00%, 12/01/45 (i)		2,050	2,170,630
4.50%, 9/01/20		19	20,218
5.00%, 7/01/23 — 2/01/39		720	787,601
5.50%, 11/01/37		4	4,868
6.00%, 10/01/21 — 4/01/38		70	75,956
6.50%, 9/01/38		8	8,798
Ginnie Mae Mortgage-Backed Securities:
3.50%, 12/01/45 (i)		5,800	6,057,489
6.50%, 12/01/37 — 7/01/38		150	174,196

			44,039,172
Total U.S. Government Sponsored Agency Securities — 20.4%			48,332,081

U.S. Treasury Obligations	Par (000)		Value
U.S. Treasury Bonds:
3.50%, 2/15/39	USD	100	$110,980
4.63%, 2/15/40		800	1,044,969
3.88%, 8/15/40		1,900	2,226,192
4.38%, 5/15/41		100	126,539
3.13%, 11/15/41		100	103,551
3.13%, 2/15/42		100	103,449
3.00%, 5/15/42		100	100,805
2.88%, 5/15/43		3,300	3,225,235
U.S. Treasury Inflation Indexed Bonds:
2.00%, 1/15/16		1,199	1,198,394
0.13%, 4/15/16		1,617	1,609,032
Total U.S. Treasury Obligations — 4.2%			9,849,146

Other Interests — 0.0%		Beneficial Interest (000)
General Motors II (j)		7	—

Preferred Securities

Capital Trusts		Par (000)
Banks — 0.9%
HSBC Holdings PLC, 6.38% (a)(k)		400	400,204
Wachovia Capital Trust III, 5.57% (a)(k)		1,000	967,000
Wells Fargo & Co., Series U, 5.88% (a)(k)		700	737,625

			2,104,829
Capital Markets — 0.1%
Goldman Sachs Group, Inc., Series M, 5.38% (a)(k)		300	299,625
Diversified Financial Services — 0.6%
Bank of America Corp., Series M, 8.13% (a)(k)		300	311,625
JPMorgan Chase & Co. (a)(k):
Series V, 5.00%		500	480,000
Series X, 6.10%		600	609,300

			1,400,925
Electric Utilities — 0.2%
Electricite de France SA, 5.25% (a)(b)(k)		500	483,125
Insurance — 0.4%
Allstate Corp, 5.75%, 8/15/53 (a)		250	258,803
MetLife, Inc.:
5.25% (a)(k)		100	100,625
6.40%, 12/15/66		600	660,750

			1,020,178
Oil, Gas & Consumable Fuels — 0.1%
Enterprise Products Operating LLC, 7.03%, 1/15/68 (a)		100	105,125
Total Capital Trusts — 2.3%			5,413,807

Preferred Stock — 0.3%		Shares
Banks — 0.3%
U.S. Bancorp, 6.00% (a)		24,000	636,480
Total Preferred Securities — 2.6%			6,050,287
Total Long-Term Investments (Cost — $225,559,723) — 92.5%			219,508,410

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2015	31

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund

Short-Term Securities	Par (000)		Value

Time Deposits
Europe — 0.1%
Brown Brothers Harriman & Co., (0.22)%, 12/01/15	EUR	256	$270,210
United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.08%, 12/01/15	GBP	52	78,936
United States — 14.9%
Brown Brothers Harriman & Co., 0.12%, 12/01/15	USD	35,423	35,422,667
Total Time Deposits — 15.0%			35,771,813

U.S. Treasury Obligations — 6.3%	Par (000)		Value
U.S. Treasury Obligations — 6.3%
U.S. Treasury Bills, 0.11%, 2/11/16 (l)	USD	15,000	$14,995,800
Total Short-Term Securities (Cost — $50,768,529) — 21.3%			50,767,613
Options Purchased (Cost — $2,224,949) — 1.1%			2,490,245
Total Investments (Cost — $278,553,201) — 114.9%			272,766,268
Liabilities in Excess of Other Assets — (14.9)%			(35,441,156)

Net Assets — 100.0%			$237,325,112

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of period end.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Represents a payment-in-kind security which may pay interest in additional par and/or in cash. Rates shown are the current rate and possible payment rates.

(e)	Security trades in units with each unit equal to a par amount of BRL 1,000.

(f)	Security trades in units with each unit equal to a par amount of MXN 100.

(g)	Zero-coupon bond.

(h)	Less than $500.

(i)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Bank of America Securities LLC	$6,057,489	$17,332
Goldman Sachs & Co.	$10,105,057	$17,487
JP Morgan Securities LLC	$8,215,125	$5,938
Wells Fargo Securities LLC	$15,265,537	$35,481

(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(k)	Security is perpetual in nature and has no stated maturity date.

(l)	Rates shown are discount rates or a range of discount rates at the time of purchase.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts

Contracts Long	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
15	Euro-Bund Future	December 2015	USD	2,508,936	$54,645
32	10-Year Australian T-Bond	December 2015	USD	2,935,442	(38,145)
15	10-Year U.S. Treasury Note	March 2016	USD	1,896,562	1,017
27	5-Year Canadian T-Bond	March 2016	USD	2,517,736	732
5	Long U.S. Treasury Bond	March 2016	USD	770,000	1,394
Total					$19,643

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	610,000	USD	440,754	Deutsche Bank AG	12/17/15	$43
AUD	335,000	USD	245,187	Deutsche Bank AG	12/17/15	(3,110)
EUR	527,000	USD	600,727	Deutsche Bank AG	12/17/15	(43,701)
EUR	300,000	USD	340,770	Deutsche Bank AG	12/17/15	(23,677)
SGD	823,234	USD	610,866	Morgan Stanley & Co. LLC	12/17/15	(27,530)

See Notes to Financial Statements.

32	FDP SERIES, INC.	NOVEMBER 30, 2015

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	17,415	EUR	15,341	Barclays Bank PLC	12/17/15	$1,200
USD	128,036	EUR	112,766	Deutsche Bank AG	12/17/15	8,846
USD	3,571,754	EUR	3,145,756	Deutsche Bank AG	12/17/15	246,767
USD	123,021	EUR	109,303	Deutsche Bank AG	12/17/15	7,490
USD	116,674	EUR	102,778	JPMorgan Chase Bank N.A.	12/17/15	8,040
USD	586,416	SGD	823,234	Morgan Stanley & Co. LLC	12/17/15	3,079
USD	438,459	NZD	650,000	Deutsche Bank AG	1/11/16	11,741
USD	2,865,406	NZD	4,378,342	Deutsche Bank AG	1/11/16	(8,929)
USD	240,574	NZD	370,000	Deutsche Bank AG	1/11/16	(2,327)
INR	33,975,000	USD	502,514	Deutsche Bank AG	1/14/16	4,902
MYR	2,370,000	USD	560,284	Deutsche Bank AG	1/14/16	(3,799)
SGD	139,935	USD	101,801	Deutsche Bank AG	1/14/16	(2,736)
SGD	174,000	USD	126,536	HSBC Bank PLC	1/14/16	(3,356)
SGD	108,000	USD	78,528	JPMorgan Chase Bank N.A.	1/14/16	(2,072)
USD	40,197	EUR	36,980	Barclays Bank PLC	1/14/16	1,072
USD	2,644,458	EUR	2,430,345	Deutsche Bank AG	1/14/16	73,155
USD	90,248	EUR	82,955	JPMorgan Chase Bank N.A.	1/14/16	2,482
USD	610,856	MYR	2,370,000	Deutsche Bank AG	1/14/16	54,372
USD	99,591	SGD	139,935	Deutsche Bank AG	1/14/16	526
USD	124,020	SGD	174,000	HSBC Bank PLC	1/14/16	840
USD	77,186	SGD	108,000	JPMorgan Chase Bank N.A.	1/14/16	729
DKK	6,180,000	USD	964,179	Deutsche Bank AG	1/15/16	(87,275)
USD	542,986	DKK	3,120,000	Deutsche Bank AG	1/15/16	100,277
USD	537,880	DKK	3,060,000	Deutsche Bank AG	1/15/16	103,685
USD	239,330	EUR	182,000	Deutsche Bank AG	2/05/16	46,657
USD	107,535	EUR	83,000	Deutsche Bank AG	2/05/16	19,668
USD	1,842,408	DKK	12,018,025	Royal Bank of Scotland PLC	2/17/16	135,005
SGD	131,569	USD	93,067	Deutsche Bank AG	2/22/16	(60)
SGD	131,000	USD	92,622	HSBC Bank PLC	2/22/16	(17)
USD	602,945	EUR	535,000	Deutsche Bank AG	2/22/16	36,293
USD	38,836	EUR	34,231	Deutsche Bank AG	2/22/16	2,581
USD	203,039	EUR	182,000	Deutsche Bank AG	2/22/16	10,271
USD	93,537	SGD	131,569	Deutsche Bank AG	2/22/16	530
USD	93,272	SGD	131,000	HSBC Bank PLC	2/22/16	667
INR	13,000,000	USD	193,452	Deutsche Bank AG	4/28/16	(2,586)
PHP	12,276,300	USD	264,918	JPMorgan Chase Bank N.A.	4/28/16	(7,118)
USD	183,336	EUR	159,652	Barclays Bank PLC	4/28/16	13,889
USD	75,924	EUR	66,164	Citibank N.A.	4/28/16	5,701
USD	378,819	EUR	330,039	Deutsche Bank AG	4/28/16	28,531
USD	414,281	EUR	360,715	Deutsche Bank AG	4/28/16	31,436
USD	84,985	EUR	74,000	JPMorgan Chase Bank N.A.	4/28/16	6,444
USD	291,038	EUR	220,000	Deutsche Bank AG	8/05/16	56,707
USD	218,625	EUR	165,000	Deutsche Bank AG	8/05/16	42,876
JPY	61,450,000	USD	499,630	JPMorgan Chase Bank N.A.	9/02/16	3,911
USD	1,218,240	JPY	124,260,500	JPMorgan Chase Bank N.A.	9/02/16	200,009
Total						$1,052,129

OTC Options Purchased

Description	Put/ Call	Counterparty	Strike Price		Expiration Date	Notional Amount (000)		Value
USD Currency	Call	Citigroup, Inc.	JPY	113.00	12/11/15	USD	13,300	$1,102,956
AUD Currency	Put	Citigroup, Inc.	USD	0.79	2/04/16	AUD	2,500	170,106
EUR Currency	Put	Citigroup, Inc.	USD	1.19	5/03/16	EUR	9,400	1,217,183
Total								$2,490,245

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2015	33

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund

Centrally Cleared Credit Default Swaps — Sold Protection

Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Dow Jones CDX North America High Yield, Series 24, Version 1	5.00%	6/20/20	B	USD	2,277	$14,446
Markit CDX North America Investment Grade, Series 24	1.00%	6/20/25	AA	USD	1,250	13,408
Markit CDX North America Investment Grade, Series 25, Version 1	1.00%	12/20/20	BB+	USD	3,000	(1,293)
Markit iTraxx Europe, Series 24, Version 1	1.00%	12/20/20	BBB+	EUR	2,200	695
Total						$27,256

[1] Using Standard & Poor’s (“S&P’s”) rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Buy Protection

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
DISH DBS Corp.	5.00%	Goldman Sachs International	3/20/16	USD	2,500	$(30,356)	$(29,624)	$(732)
DR Horton, Inc.	5.00%	JPMorgan Chase Bank N.A.	3/20/16	USD	1,000	(14,956)	(11,798)	(3,158)
Kinder Morgan, Inc.	5.00%	Goldman Sachs International	3/20/16	USD	1,500	(19,790)	(20,090)	300
Kinder Morgan, Inc.	5.00%	Goldman Sachs International	3/20/16	USD	1,500	(19,790)	(19,360)	(430)
PPL Energy Supply LLC	5.00%	Morgan Stanley & Co. LLC	6/20/16	USD	600	(14,898)	(14,216)	(682)
PPL Energy Supply LLC	5.00%	JPMorgan Chase Bank N.A.	6/20/16	USD	600	(14,898)	(14,248)	(650)
Tenet Healthcare Corp.	5.00%	Barclays Capital, Inc.	12/20/16	USD	400	(16,868)	(12,767)	(4,101)
International Lease Finance Corp.	5.00%	Goldman Sachs International	3/20/17	USD	500	(25,230)	(24,908)	(322)
International Lease Finance Corp.	5.00%	Goldman Sachs International	3/20/17	USD	250	(12,615)	(11,920)	(695)
International Lease Finance Corp.	5.00%	Goldman Sachs International	3/20/17	USD	250	(12,615)	(11,957)	(658)
Constellation Brands, Inc.	5.00%	Deutsche Bank AG	6/20/17	USD	800	(59,739)	(38,363)	(21,376)
Alcatel-Lucent USA, Inc.	5.00%	Goldman Sachs International	9/20/17	USD	1,000	(85,769)	(53,477)	(32,292)
Alcatel-Lucent USA, Inc.	5.00%	Barclays Capital, Inc.	9/20/17	USD	500	(42,885)	(40,061)	(2,824)
Merrill Lynch & Co., Inc.	1.00%	Credit Suisse Securities (USA) LLC	9/20/17	USD	700	(8,266)	5,941	(14,207)
Sprint Communication, Inc.	5.00%	Goldman Sachs International	9/20/17	USD	500	9,772	(18,112)	27,884
Kinder Morgan Energy Partners LP	5.00%	Citibank N.A.	3/20/18	USD	500	(34,588)	(44,659)	10,071
Yum! Brands, Inc.	5.00%	Citibank N.A.	3/20/18	USD	500	(47,547)	(43,493)	(4,054)
Yum! Brands, Inc.	5.00%	Credit Suisse Securities (USA) LLC	3/20/18	USD	500	(47,547)	(41,063)	(6,484)
Owens-Illinois, Inc.	5.00%	Citibank N.A.	6/20/18	USD	500	(58,362)	(49,744)	(8,618)
Toys R Us, Inc.	5.00%	Goldman Sachs & Co.	12/20/18	USD	500	153,295	134,122	19,173
Toys R Us, Inc.	5.00%	Goldman Sachs International	12/20/18	USD	500	153,295	154,796	(1,501)
Toys R Us, Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/18	USD	300	91,977	62,258	29,719
Toys R Us, Inc.	5.00%	Goldman Sachs International	12/20/18	USD	200	61,318	38,998	22,320
CSC Holdings LLC	5.00%	Goldman Sachs & Co.	3/20/19	USD	500	(41,974)	(27,113)	(14,861)
Tenet Healthcare Corp.	5.00%	Goldman Sachs International	3/20/19	USD	400	(20,372)	(37,845)	17,473
Lennar Corp.	5.00%	Citibank N.A.	9/20/19	USD	200	(25,623)	(17,172)	(8,451)
Lennar Corp.	5.00%	Citibank N.A.	12/20/19	USD	300	(39,651)	(30,675)	(8,976)
Avon Products, Inc.	5.00%	Goldman Sachs International	3/20/20	USD	500	89,682	53,755	35,927
Avon Products, Inc.	5.00%	Goldman Sachs International	3/20/20	USD	250	44,841	33,096	11,745
Avon Products, Inc.	5.00%	Goldman Sachs International	3/20/20	USD	250	44,841	29,493	15,348
Avon Products, Inc.	5.00%	Goldman Sachs International	3/20/20	USD	200	35,873	41,983	(6,110)
Rite Aid Corp.	5.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	350	(66,550)	(63,732)	(2,818)
Total						$(75,995)	$(121,955)	$45,960

OTC Credit Default Swaps — Sell Protection

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America Corp.	1.00%	Credit Suisse Securities (USA) LLC	9/20/17	A-	USD	700	$8,266	$(5,941)	$14,207
Markit LCDX North America Index, Series 19	2.50%	Barclays Capital, Inc.	12/20/17	B+	USD	376	13,254	2,119	11,135
Markit LCDX North America Index, Series 19	2.50%	Barclays Capital, Inc.	12/20/17	B+	USD	376	13,254	2,128	11,126
iHeartCommunications, Inc.	5.00%	Barclays Capital, Inc.	6/20/18	CCC	USD	250	(176,638)	(45,266)	(131,372)
Markit LCDX North America Index, Series 21	2.50%	Credit Suisse Securities (USA) LLC	12/20/18	B+	USD	294	9,371	6,927	2,444
Tenet Healthcare Corp.	5.00%	Barclays Capital, Inc.	12/20/18	CCC+	USD	400	24,136	16,397	7,739
Anadarko Petroleum Corp.	1.00%	Barclays Capital, Inc.	9/20/19	BBB	USD	500	(8,029)	8,939	(16,968)
Beazer Homes USA, Inc.	5.00%	Citibank N.A	9/20/19	CCC	USD	200	(2,784)	3,100	(5,884)

See Notes to Financial Statements.

34	FDP SERIES, INC.	NOVEMBER 30, 2015

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund

OTC Credit Default Swaps — Sell Protection (continued)

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Beazer Homes USA, Inc.	5.00%	Citibank N.A.	12/20/19	CCC	USD	300	$(7,436)	$6,872	$(14,308)
Poland Republic	1.00%	Goldman Sachs International	12/20/19	BB+	USD	400	6,833	5,632	1,201
PSEG Power LLC	1.00%	JPMorgan Chase Bank N.A.	3/20/20	BBB+	USD	800	1,089	(9,584)	10,673
United Mexican States	1.00%	Citibank N.A.	6/20/20	BBB+	USD	400	(7,075)	(4,360)	(2,715)
EDF S.A.	1.00%	Barclays Capital, Inc.	9/20/20	A+	EUR	500	6,094	12,412	(6,318)
GDF SUEZ	1.00%	Barclays Capital, Inc.	9/20/20	A+	EUR	500	11,569	15,328	(3,759)
Orange S.A.	1.00%	Citibank N.A.	9/20/20	BBB+	EUR	500	12,525	10,045	2,480
Freeport-McMoRan Copper & Gold, Inc.	1.00%	Deutsche Bank AG	3/20/23	BBB-	USD	500	(181,637)	(26,380)	(155,257)
Total							$(277,208)	$(1,632)	$(275,576)

[1] Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

For the six month ended November 30, 2015, transactions in options written including currency options were as follows:

Calls
	Contracts	Notional (000)[1]	Premiums Received
Outstanding options, beginning of period	—	—	—
Options written	—	820	$5,059
Options exercised	—	—	—
Options expired	—	—	—
Options closed	—	(820)	$(5,059)

Outstanding options, end of period	—	—	—

[1] Amount shown is the currency in which the transaction was denominated.

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure. For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Statements of Assets and Liabilities Location
Assets — Derivative Financial Instruments
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$57,788	—	$57,788
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$1,270,422	—	—	1,270,422
Options purchased	Investments at value — unaffiliated[2]	—	—	—	2,490,245	—	—	2,490,245
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$895,306	—	—	—	—	895,306
Swaps — centrally cleared	Net unrealized appreciation[1]	—	28,549	—	—	—	—	28,549
Total		—	$923,855	—	$3,760,667	$57,788	—	$4,742,310

Liabilities — Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$38,145	—	$38,145
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$218,293	—	—	218,293
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$1,248,509	—	—	—	—	1,248,509
Swaps — centrally cleared	Net unrealized depreciation[1]	—	1,293	—	—	—	—	1,293
Total		—	$1,249,802	—	$218,293	$38,145	—	$1,506,240

[1] Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2] Includes options purchased at value as reported in the Schedule of Investments.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2015	35

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund

For the six months ended November 30, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$(86,335)	—	$(86,335)
Forward foreign currency exchange contracts	—	—	—	$733,527	—	—	733,527
Options purchased[1]	—	—	—	888,052	—	—	888,052
Options written	—	—	—	31,838	—	—	31,838
Swaps	—	$(55,524)	—	—	—	—	(55,524)

Total	—	$(55,524)	—	$1,653,417	$(86,335)	—	$1,511,558

[1] Options purchased are included in the net realized gain (loss) from investments.
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$120,652	—	$120,652
Forward foreign currency exchange contracts	—	—	—	$(363,466)	—	—	(363,466)
Options purchased[2]	—	—	—	(581,996)	—	—	(581,996)
Swaps	—	$(93,382)	—	—	—	—	(93,382)

Total	—	$(93,382)	—	$(945,462)	$120,652	—	$(918,192)

[2] Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — long	$9,484,758
Average notional value of contracts — short	$7,958,500
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$18,863,115
Average amounts sold — in USD	$5,399,275
Options:
Average value of option contracts purchased	$2,244,440
Average value of option contracts written	$3,319
Credit default swaps:
Average notional value of contracts — buy protection	$18,025,000
Average notional value of contracts — sell protection	$13,687,106

For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$781		$9,885
Forward foreign currency exchange contracts	1,270,422		218,293
Options	2,490,245	[1]	—
Swaps — Centrally cleared	5,634		—
Swaps — OTC[2]	895,306		1,248,509
Total derivative assets and liabilities in the Statements of Assets and Liabilities	4,662,388		1,476,687
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(6,415)		(9,885)
Total derivative assets and liabilities subject to an MNA	$4,655,973		$1,466,802
[1] Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
[2] Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

36	FDP SERIES, INC.	NOVEMBER 30, 2015

Schedule of Investments (continued)	Franklin Templeton Total Return FDP Fund

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$16,161	—	—	—	$16,161
Barclays Capital, Inc.	87,323	$(87,323)	—	—	—
Citibank N.A.	38,269	(38,269)	—	—	—
Citigroup, Inc.	2,490,245	—	—	—	2,490,245
Credit Suisse Securities (USA) LLC	29,519	(29,519)	—	—	—
Deutsche Bank AG	887,354	(419,576)	—	—	467,778
Goldman Sachs International	643,246	(312,007)	—	—	331,239
HSBC Bank PLC	1,507	(1,507)	—	—	—
JPMorgan Chase Bank N.A.	324,265	(115,178)	—	—	209,087
Morgan Stanley & Co. LLC	3,079	(3,079)	—	—	—
Royal Bank of Scotland PLC	135,005	—	—	—	135,005

Total	$4,655,973	$(1,006,458)	—	—	$3,649,515

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Barclays Capital, Inc.	$263,436	$(87,323)	—	—	$176,113
Citibank N.A.	243,109	(38,269)	—	—	204,840
Credit Suisse Securities (USA) LLC	67,695	(29,519)	—	—	38,176
Deutsche Bank AG	419,576	(419,576)	—	—	—
Goldman Sachs International	312,007	(312,007)	—	—	—
HSBC Bank PLC	3,373	(1,507)	—	—	1,866
JPMorgan Chase Bank N.A.	115,178	(115,178)	—	—	—
Morgan Stanley & Co. LLC	42,428	(3,079)	—	—	39,349

Total	$1,466,802	$(1,006,458)	—	—	$460,344

[1] The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2] Net amount represents the net amount receivable from the counterparty in the event of default.
[3] Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Asset-Backed Securities	—	$12,145,306	—	$12,145,306
Corporate Bonds	—	91,184,439	—	91,184,439
Floating Rate Loan Interests	—	10,768,174	$965,440	11,733,614
Foreign Agency Obligations	—	18,118,443	—	18,118,443
Municipal Bonds	—	7,443,146	—	7,443,146
Non-Agency Mortgage-Backed Securities	—	14,651,948	—	14,651,948
U.S. Government Sponsored Agency Securities	—	48,332,081	—	48,332,081
U.S. Treasury Obligations	—	24,844,946	—	24,844,946
Other Interests	—	—	—	—
Preferred Securities	$636,480	5,413,807	—	6,050,287
Time Deposits	—	35,771,813	—	35,771,813
Options Purchased:
Foreign Currency Exchange Contracts	—	2,490,245	—	2,490,245
Liabilities:
Unfunded Floating Rate Loan Interests	—	—	(6,253)	(6,253)

Total	$636,480	$271,164,348	$959,187	$272,760,015

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2015	37

Schedule of Investments (concluded)	Franklin Templeton Total Return FDP Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [1]
Assets:
Credit contracts	—	$279,514	—	$279,514
Foreign currency exchange contracts	—	1,270,422	—	1,270,422
Interest rate contracts	$57,788	—	—	57,788
Liabilities:
Credit contracts	—	(481,874)	—	(481,874)
Foreign currency exchange contracts	—	(218,293)	—	(218,293)
Interest rate contracts	(38,145)	—	—	(38,145)

Total	$19,643	$849,769	—	$869,412

[1]    Derivative financial instruments are swaps, financial futures contracts and forward foreign currency exchange contracts. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for centrally cleared swaps	$305,665	—	—	$305,665
Cash pledged for financial futures contracts	176,842	—	—	176,842
Foreign currency at value	358,994	—	—	358,994
Liabilities:
Bank overdraft	—	$(58,156)	—	(58,156)

Total	$841,501	$(58,156)	—	$783,345

During the six months ended November 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

38	FDP SERIES, INC.	NOVEMBER 30, 2015

Statements of Assets and Liabilities

November 30, 2015 (Unaudited)	MFS Research International FDP Fund	Marsico Growth FDP Fund	Invesco Value FDP Fund	Franklin Templeton Total Return FDP Fund

Assets
Investments at value — unaffiliated[1]	$168,963,417	$153,072,406	$149,974,131	$272,766,268
Investments at value — affiliated[2]	—	—	47,755	—
Cash pledged:
Financial futures contracts	—	—	—	176,842
Centrally cleared swaps	—	—	—	305,665
Foreign currency at value[3]	165	—	54	358,994
Receivables:
Investments sold	1,628,551	—	121,584	7,128,068
Dividends	594,996	108,757	457,022	—
Capital shares sold	225,495	184,887	174,183	540,347
Interest	—	—	—	1,915,562
Swaps	—	—	—	286,704
Principal paydowns	—	—	—	1,773
Swap premiums paid	—	—	—	644,341
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	—	135,354	1,270,422
OTC swaps	—	—	—	250,965
Variation margin receivable on financial futures contracts	—	—	—	781
Variation margin receivable on centrally cleared swaps	—	—	—	5,634
Prepaid expenses	23,775	25,100	22,739	25,865

Total assets	171,436,399	153,391,150	150,932,822	285,678,231

Liabilities
Bank overdraft	—	—	—	58,156
Payables:
Investments purchased	1,914,692	—	—	45,277,480
Capital shares redeemed	325,405	361,254	285,389	418,449
Investment advisory fees	110,834	93,939	86,702	77,928
Service and distribution fees	93,635	83,958	83,162	108,909
Other accrued expenses	77,235	—	57,360	87,324
Officer’s and Directors’ fees	238	181	217	—
Swaps	—	—	—	438,785
Income dividends	—	—	—	403,148
Other affiliates	—	—	19	—
Swap premiums received	—	—	—	767,928
Unrealized depreciation on:
OTC swaps	—	—	—	480,581
Forward foreign currency exchange contracts	—	—	1,040	218,293
Unfunded floating rate loan interests	—	—	—	6,253
Variation margin payable on financial futures contracts	—	—	—	9,885

Total liabilities	2,522,039	539,332	513,889	48,353,119

Net Assets	$168,914,360	$152,851,818	$150,418,933	$237,325,112

Net Assets Consist of
Paid-in capital	$185,216,142	$124,755,975	$121,367,984	$238,473,900
Undistributed (accumulated) net investment income (loss)	(164,837)	(1,699,913)	(42,483)	2,561,462
Undistributed net realized gain (loss)	(33,591,836)	5,009,480	(1,870,781)	1,269,569
Net unrealized appreciation (depreciation)	17,454,891	24,786,276	30,964,213	(4,979,819)

Net Assets	$168,914,360	$152,851,818	$150,418,933	$237,325,112

[1] Investments at cost — unaffiliated	$151,482,270	$128,286,130	$119,160,749	$278,553,201
[2] Investments at cost — affiliated	—	—	$27,393	—
[3] Foreign currency at cost	$202	—	$54	$367,007

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2015	39

Statements of Assets and Liabilities (concluded)

November 30, 2015 (Unaudited)	MFS Research International FDP Fund	Marsico Growth FDP Fund	Invesco Value FDP Fund	Franklin Templeton Total Return FDP Fund

Net Asset Value
Institutional
Net assets	$6,111,958	$5,877,307	$5,716,054	$7,528,846

Shares outstanding, 100 million shares authorized, $0.10 par value	523,090	369,086	366,235	726,138

Net asset value	$11.68	$15.92	$15.61	$10.37

Investor A
Net assets	$64,986,410	$59,461,800	$58,367,016	$93,101,870

Shares outstanding, 100 million shares authorized, $0.10 par value	5,592,458	3,843,385	3,774,190	8,976,077

Net asset value	$11.62	$15.47	$15.46	$10.37

Investor C
Net assets	$97,815,992	$87,512,711	$86,335,863	$136,694,396

Shares outstanding, 100 million shares authorized, $0.10 par value	8,491,312	6,195,961	5,689,148	13,179,168

Net asset value	$11.52	$14.12	$15.18	$10.37

See Notes to Financial Statements.

40	FDP SERIES, INC.	NOVEMBER 30, 2015

Statements of Operations

Six Months Ended November 30, 2015 (Unaudited)	MFS Research International FDP Fund	Marsico Growth FDP Fund	Invesco Value FDP Fund	Franklin Templeton Total Return FDP Fund

Investment Income
Dividends — unaffiliated	$1,736,357	$436,725	$1,764,640	$37,971
Dividends — affiliated	—	—	510	—
Interest	—	—	—	3,597,224
Foreign taxes withheld	(130,461)	(825)	(30,140)	(11,640)

Total income	1,605,896	435,900	1,735,010	3,623,555

Expenses
Investment advisory	782,416	618,228	527,240	484,779
Service — Investor A	83,057	74,833	72,630	119,337
Service and distribution — Investor C	507,852	445,919	436,007	559,593
Transfer agent — Institutional	3,654	3,388	3,324	4,093
Transfer agent — Investor A	39,168	34,811	33,866	52,041
Transfer agent — Investor C	64,990	56,670	55,341	82,400
Printing	180,446	176,936	173,318	168,294
Professional	60,861	72,570	54,188	74,890
Custodian	46,357	5,815	6,040	21,676
Registration	27,563	26,092	26,332	28,492
Accounting services	25,859	19,215	18,855	28,387
Officer and Directors	10,680	10,496	10,496	11,047
Miscellaneous	11,477	8,326	8,579	32,402

Total expenses	1,844,380	1,553,299	1,426,216	1,667,431
Less fees waived by the Manager	(86,935)	(38,639)	—	—

Total expenses after fees waived	1,757,445	1,514,660	1,426,216	1,667,431

Net investment income (loss)	(151,549)	(1,078,760)	308,794	1,956,124

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	307,883	5,935,392	3,433,137	(898,898)
Financial futures contracts	—	—	—	(86,335)
Foreign currency transactions	(33,608)	(257)	837,164	657,712
Options written	—	—	—	31,838
Swaps	—	—	—	(55,524)

	274,275	5,935,135	4,270,301	(351,207)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(18,115,439)	(5,506,156)	(13,187,516)	(6,301,817)
Investments — affiliated	—	—	(90)	—
Financial futures contracts	—	—	—	120,652
Foreign currency translations	(3,848)	—	(220,291)	(404,813)
Swaps	—	—	—	(93,382)
Unfunded floating rate loan interests	—	—	—	(1,902)

	(18,119,287)	(5,506,156)	(13,407,897)	(6,681,262)

Net realized and unrealized gain (loss)	(17,845,012)	428,979	(9,137,596)	(7,032,469)

Net decrease in Net Assets Resulting from Operations	$(17,996,561)	$(649,781)	$(8,828,802)	$(5,076,345)

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2015	41

Statements of Changes in Net Assets

	MFS Research International FDP Fund		Marsico Growth FDP Fund
Increase (Decrease) in Net Assets:	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 31, 2015	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 31, 2015

Operations
Net investment income (loss)	$(151,549)	$1,103,062	$(1,078,760)	$(1,248,429)
Net realized gain	274,275	917,898	5,935,135	22,235,531
Net change in unrealized appreciation (depreciation)	(18,119,287)	(2,635,470)	(5,506,156)	(7,524,160)

Net increase (decrease) in net assets resulting from operations	(17,996,561)	(614,510)	(649,781)	13,462,942

Distributions to Shareholders[1]
From net investment income:
Institutional	(74,484)	(120,250)	—	—
Investor A	(640,771)	(1,127,458)	—	—
Investor C	(180,101)	(1,199,330)	—	—
From net realized gain:
Institutional	—	—	(608,295)	(340,920)
Investor A	—	—	(6,329,307)	(3,481,405)
Investor C	—	—	(10,266,665)	(6,067,639)

Decrease in net assets resulting from distributions to shareholders	(895,356)	(2,447,038)	(17,204,267)	(9,889,964)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	1,533,323	12,311,091	10,787,772	2,521,219

Net Assets
Total increase (decrease) in net assets	(17,358,594)	9,249,543	(7,066,276)	6,094,197
Beginning of period	186,272,954	177,023,411	159,918,094	153,823,897

End of period	$168,914,360	$186,272,954	$152,851,818	$159,918,094

Undistributed (accumulated) net investment income (loss), end of period	$(164,837)	$882,068	$(1,699,913)	$(621,153)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

42	FDP SERIES, INC.	NOVEMBER 30, 2015

Statements of Changes in Net Assets

	Invesco Value FDP Fund		Franklin Templeton Total Return FDP Fund
Increase (Decrease) in Net Assets:	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 31, 2015	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 31, 2015

Operations
Net investment income	$308,794	$681,038	$1,956,124	$3,759,144
Net realized gain (loss)	4,270,301	13,837,824	(351,207)	6,270,854
Net change in unrealized appreciation (depreciation)	(13,407,897)	(4,352,913)	(6,681,262)	(5,246,109)

Net increase (decrease) in net assets resulting from operations	(8,828,802)	10,165,949	(5,076,345)	4,783,889

Distributions to Shareholders[1]
From net investment income:
Institutional	(69,984)	(93,350)	(81,972)	(175,515)
Investor A	(660,924)	(765,507)	(915,587)	(2,034,844)
Investor C	(734,668)	(631,733)	(951,223)	(2,295,990)
From net realized gain:
Institutional	—	—	—	(64,201)
Investor A	—	—	—	(832,897)
Investor C	—	—	—	(1,252,640)

Decrease in net assets resulting from distributions to shareholders	(1,465,576)	(1,490,590)	(1,948,782)	(6,656,087)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	1,439,743	(1,094,960)	(2,788,884)	16,330,634

Net Assets
Total increase (decrease) in net assets	(8,854,635)	7,580,399	(9,814,011)	14,458,436
Beginning of period	159,273,568	151,693,169	247,139,123	232,680,687

End of period	$150,418,933	$159,273,568	$237,325,112	$247,139,123

Undistributed (accumulated) net investment income (loss), end of period	$(42,483)	$1,114,299	$2,561,462	$2,554,120

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2015	43

Financial Highlights	MFS Research International FDP Fund

	Institutional								Investor A
	Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31,						Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31,
			2015	2014	2013	2012	2011				2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$13.05		$13.32	$11.77	$9.45	$11.98	$9.02		$12.97		$13.24	$11.70	$9.41	$11.93	$8.97

Net investment income[1]	0.03		0.17	0.28	0.19	0.20	0.17		0.02		0.14	0.25	0.16	0.17	0.14
Net realized and unrealized gain (loss)	(1.25)		(0.18)	1.45	2.31	(2.56)	2.95	[2]	(1.25)		(0.17)	1.45	2.29	(2.55)	2.95	[2]

Net increase (decrease) from investment operations	(1.22)		(0.01)	1.73	2.50	(2.36)	3.12		(1.23)		(0.03)	1.70	2.45	(2.38)	3.09

Distributions from net investment income[3]	(0.15)		(0.26)	(0.18)	(0.18)	(0.17)	(0.16)		(0.12)		(0.24)	(0.16)	(0.16)	(0.14)	(0.13)

Net asset value, end of period	$11.68		$13.05	$13.32	$11.77	$9.45	$11.98		$11.62		$12.97	$13.24	$11.70	$9.41	$11.93

Total Return[4]
Based on net asset value	(9.47)%	[5]	(0.04)%	14.88%	26.81%	(19.97)%	35.00%	[6]	(9.58)%	[5]	(0.25)%	14.67%	26.34%	(20.15)%	34.87%	[6]

Ratios to Average Net Assets
Total expenses	1.44%	[7]	1.26%	1.23%	1.27%	1.31%	1.27%		1.69%	[7]	1.51%	1.48%	1.51%	1.55%	1.52%

Total expenses after fees waived	1.34%	[7]	1.26%	1.23%	1.27%	1.31%	1.27%		1.59%	[7]	1.51%	1.48%	1.51%	1.55%	1.52%

Net investment income	0.51%	[7]	1.32%	2.21%	1.73%	1.89%	1.62%		0.26%	[7]	1.09%	2.00%	1.51%	1.67%	1.29%

Supplemental Data
Net assets, end of period (000)	$6,112		$6,478	$5,961	$4,768	$3,761	$3,788		$64,986		$70,702	$62,636	$43,560	$30,343	$29,747

Portfolio turnover rate	16%		27%	29%	34%	39%	44%		16%		27%	29%	34%	39%	44%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes redemption fees received by the Fund, which had an impact of less than 0.01%.

[7]	Annualized.

See Notes to Financial Statements.

44	FDP SERIES, INC.	NOVEMBER 30, 2015

Financial Highlights (concluded)	MFS Research International FDP Fund

	Investor C
	Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31,
			2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$12.81		$13.08	$11.57	$9.29	$11.78	$8.86

Net investment income (loss)[1]	(0.03)		0.04	0.14	0.07	0.08	0.05
Net realized and unrealized gain (loss)	(1.24)		(0.17)	1.44	2.28	(2.52)	2.93	[2]

Net increase (decrease) from investment operations	(1.27)		(0.13)	1.58	2.35	(2.44)	2.98

Distributions from net investment income[3]	(0.02)		(0.14)	(0.07)	(0.07)	(0.05)	(0.06)

Net asset value, end of period	$11.52		$12.81	$13.08	$11.57	$9.29	$11.78

Total Return[4]
Based on net asset value	(9.92)%	[5]	(0.97)%	13.72%	25.46%	(20.77)%	33.81%	[6]

Ratios to Average Net Assets
Total expenses	2.45%	[7]	2.26%	2.24%	2.27%	2.31%	2.28%

Total expenses after fees waived	2.35%	[7]	2.26%	2.24%	2.27%	2.31%	2.28%

Net investment income (loss)	(0.50)%	[7]	0.29%	1.16%	0.69%	0.79%	0.48%

Supplemental Data
Net assets, end of period (000)	$97,816		$109,093	$108,426	$89,448	$77,861	$104,687

Portfolio turnover rate	16%		27%	29%	34%	39%	44%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Includes redemption fees received by the Fund, which had an impact of less than 0.01%.

[7]	Annualized.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2015	45

Financial Highlights	Marsico Growth FDP Fund

	Institutional							Investor A
	Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31,					Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31,
			2015	2014	2013	2012	2011			2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$17.66		$17.11	$15.23	$12.63	$12.68	$9.88	$17.23		$16.75	$14.94	$12.43	$12.50	$9.77

Net investment income (loss)[1]	(0.06)		(0.02)	(0.02)	0.07	0.03	0.02	(0.08)		(0.06)	(0.06)	0.04	0.00 [2]	(0.01)
Net realized and unrealized gain (loss)	0.10		1.60	2.67	2.53	(0.08)	2.78	0.10		1.57	2.62	2.47	(0.07)	2.74

Net increase (decrease) from investment operations	0.04		1.58	2.65	2.60	(0.05)	2.80	0.02		1.51	2.56	2.51	(0.07)	2.73

Distributions from net realized gain[3]	(1.78)		(1.03)	(0.77)	—	—	—	(1.78)		(1.03)	(0.75)	—	—	—

Net asset value, end of period	$15.92		$17.66	$17.11	$15.23	$12.63	$12.68	$15.47		$17.23	$16.75	$14.94	$12.43	$12.50

Total Return[4]
Based on net asset value	(0.11)%	[5]	9.55%	17.70%	20.59%	(0.39)%	28.34%	(0.24)%	[5]	9.32%	17.42%	20.19%	(0.56)%	27.94%

Ratios to Average Net Assets
Total expenses	1.33%	[6]	1.10%	1.07%	1.13%	1.14%	1.10%	1.58%	[6]	1.35%	1.32%	1.38%	1.39%	1.35%

Total expenses after fees waived	1.28%	[6]	1.05%	1.02%	1.08%	1.14%	1.10%	1.53%	[6]	1.30%	1.27%	1.33%	1.39%	1.35%

Net investment income (loss)	(0.71)%	[6]	(0.09)%	(0.10)%	0.54%	0.27%	0.19%	(0.97)%	[6]	(0.34)%	(0.35)%	0.30%	0.02%	(0.06)%

Supplemental Data
Net assets, end of period (000)	$5,877		$5,959	$5,597	$4,789	$3,787	$3,430	$59,462		$61,289	$55,133	$40,097	$28,104	$24,809

Portfolio turnover rate	35%		86%	101%	127%	61%	66%	35%		86%	101%	127%	61%	66%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

46	FDP SERIES, INC.	NOVEMBER 30, 2015

Financial Highlights (concluded)	Marsico Growth FDP Fund

	Investor C
	Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31,
			2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$15.93		$15.68	$14.08	$11.79	$11.96	$9.41

Net investment loss[1]	(0.12)		(0.17)	(0.17)	(0.06)	(0.09)	(0.09)
Net realized and unrealized gain (loss)	0.09		1.45	2.46	2.35	(0.08)	2.64

Net increase (decrease) from investment operations	(0.03)		1.28	2.29	2.29	(0.17)	2.55

Distributions from net realized gain[2]	(1.78)		(1.03)	(0.69)	—	—	—

Net asset value, end of period	$14.12		$15.93	$15.68	$14.08	$11.79	$11.96

Total Return[3]
Based on net asset value	(0.60)%	[4]	8.46%	16.48%	19.42%	(1.42)%	27.10%

Ratios to Average Net Assets
Total expenses	2.34%	[5]	2.11%	2.08%	2.13%	2.15%	2.11%

Total expenses after fees waived	2.29%	[5]	2.06%	2.03%	2.08%	2.15%	2.11%

Net investment loss	(1.73)%	[5]	(1.10)%	(1.11)%	(0.46)%	(0.75)%	(0.82)%

Supplemental Data
Net assets, end of period (000)	$87,513		$92,669	$93,094	$80,148	$72,267	$87,554

Portfolio turnover rate	35%		86%	101%	127%	61%	66%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2015	47

Financial Highlights	Invesco Value FDP Fund

	Institutional							Investor A
	Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31,					Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31,
			2015	2014	2013	2012	2011			2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$16.68		$15.78	$13.36	$9.97	$10.69	$8.53	$16.53		$15.63	$13.26	$9.89	$10.61	$8.51

Net investment income[1]	0.09		0.18	0.21	0.16	0.15	0.12	0.07		0.14	0.17	0.13	0.12	0.10
Net realized and unrealized gain (loss)	(0.96)		0.99	2.30	3.36	(0.72)	2.10	(0.96)		0.97	2.28	3.35	(0.72)	2.08

Net increase (decrease) from investment operations	(0.87)		1.17	2.51	3.52	(0.57)	2.22	(0.89)		1.11	2.45	3.48	(0.60)	2.18

Distributions from net investment income[2]	(0.20)		(0.27)	(0.09)	(0.13)	(0.15)	(0.06)	(0.18)		(0.21)	(0.08)	(0.11)	(0.12)	(0.08)

Net asset value, end of period	$15.61		$16.68	$15.78	$13.36	$9.97	$10.69	$15.46		$16.53	$15.63	$13.26	$9.89	$10.61

Total Return[3]
Based on net asset value	(5.30)%	[4]	7.49%	18.89%	35.68%	(5.36)%	26.09%	(5.44)%	[4]	7.19%	18.56%	35.47%	(5.63)%	25.72%

Ratios to Average Net Assets
Total expenses	1.21%	[5]	1.00%	0.98%	1.06%	1.05%	1.00%	1.46%	[5]	1.25%	1.22%	1.30%	1.30%	1.25%

Net investment income	1.09%	[5]	1.13%	1.43%	1.37%	1.46%	1.25%	0.84%	[5]	0.88%	1.19%	1.13%	1.22%	1.00%

Supplemental Data
Net assets, end of period (000)	$5,716		$5,890	$5,373	$4,330	$3,347	$3,226	$58,367		$60,815	$54,119	$38,807	$26,457	$24,215

Portfolio turnover rate	7%		19%	14%	13%	17%	24%	7%		19%	14%	13%	17%	24%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

48	FDP SERIES, INC.	NOVEMBER 30, 2015

Financial Highlights (concluded)	Invesco Value FDP Fund

	Investor C
	Six Months Ended November 30, 2015 (Unaudited)		Year Ended May 31,
			2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$16.24		$15.37	$13.09	$9.77	$10.47	$8.43

Net investment income[1]	0.01		0.02	0.06	0.04	0.04	0.02
Net realized and unrealized gain (loss)	(0.94)		0.96	2.26	3.30	(0.70)	2.05

Net increase (decrease) from investment operations	(0.93)		0.98	2.32	3.34	(0.66)	2.07

Distributions from net investment income[2]	(0.13)		(0.11)	(0.04)	(0.02)	(0.04)	(0.03)

Net asset value, end of period	$15.18		$16.24	$15.37	$13.09	$9.77	$10.47

Total Return[3]
Based on net asset value	(5.77)%	[4]	6.40%	17.76%	34.30%	(6.28)%	24.61%

Ratios to Average Net Assets
Total expenses	2.23%	[5]	2.01%	1.98%	2.06%	2.05%	2.01%

Net investment income	0.08%	[5]	0.12%	0.41%	0.37%	0.46%	0.24%

Supplemental Data
Net assets, end of period (000)	$86,336		$92,568	$92,201	$79,259	$67,211	$85,130

Portfolio turnover rate	7%		19%	14%	13%	17%	24%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2015	49

Financial Highlights	Franklin Templeton Total Return FDP Fund

	Institutional						Investor A
	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 31,					Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 31,
		2015	2014	2013	2012	2011		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$10.67	$10.75	$10.71	$10.56	$10.50	$9.78	$10.67	$10.76	$10.71	$10.57	$10.50	$9.79

Net investment income[1]	0.11	0.23	0.28	0.30	0.33	0.38	0.10	0.20	0.26	0.27	0.30	0.35
Net realized and unrealized gain (loss)	(0.30)	0.05	0.06	0.23	0.08	0.72	(0.30)	0.04	0.06	0.23	0.09	0.71

Net increase (decrease) from investment operations	(0.19)	0.28	0.34	0.53	0.41	1.10	(0.20)	0.24	0.32	0.50	0.39	1.06

Distributions:[2]
From net investment income	(0.11)	(0.23)	(0.29)	(0.38)	(0.35)	(0.38)	(0.10)	(0.20)	(0.26)	(0.36)	(0.32)	(0.35)
From net realized gain	—	(0.13)	(0.01)	—	—	—	—	(0.13)	(0.01)	—	—	—

Total distributions	(0.11)	(0.36)	(0.30)	(0.38)	(0.35)	(0.38)	(0.10)	(0.33)	(0.27)	(0.36)	(0.32)	(0.35)

Net asset value, end of period	$10.37	$10.67	$10.75	$10.71	$10.56	$10.50	$10.37	$10.67	$10.76	$10.71	$10.57	$10.50

Total Return[3]
Based on net asset value	(1.75)% [4]	2.61%	3.18%	5.03%	3.89%	11.37%	(1.87)% [4]	2.26%	3.03%	4.67%	3.74%	10.99%

Ratios to Average Net Assets
Total expenses	0.81% [5]	0.69%	0.68%	0.71%	0.74%	0.71%	1.06% [5]	0.94%	0.93%	0.95%	0.99%	0.96%

Net investment income	2.18% [5]	2.12%	2.71%	2.76%	3.16%	3.71%	1.93% [5]	1.87%	2.46%	2.51%	2.90%	3.47%

Supplemental Data
Net assets, end of period (000)	$7,529	$7,455	$6,791	$5,506	$4,809	$3,989	$93,102	$97,067	$86,986	$63,283	$48,467	$38,482

Portfolio turnover rate[6]	150%	283%	296%	322%	292%	200%	150%	283%	296%	322%	292%	200%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 31,					Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 31,
		2015	2014	2013	2012	2011		2015	2014	2013	2012	2011

Portfolio turnover rate (excluding MDRs)	53%	80%	137%	128%	137%	80%	53%	80%	137%	128%	137%	80%

See Notes to Financial Statements.

50	FDP SERIES, INC.	NOVEMBER 30, 2015

Financial Highlights (concluded)	Franklin Templeton Total Return FDP Fund

	Investor C
	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 31,
		2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$10.67	$10.76	$10.71	$10.57	$10.50	$9.79

Net investment income[1]	0.07	0.14	0.20	0.21	0.24	0.30
Net realized and unrealized gain (loss)	(0.30)	0.04	0.06	0.23	0.09	0.70

Net increase (decrease) from investment operations	(0.23)	0.18	0.26	0.44	0.33	1.00

Distributions:[2]
From net investment income	(0.07)	(0.14)	(0.20)	(0.30)	(0.26)	(0.29)
From net realized gain	—	(0.13)	(0.01)	—	—	—

Total distributions	(0.07)	(0.27)	(0.21)	(0.30)	(0.26)	(0.29)

Net asset value, end of period	$10.37	$10.67	$10.76	$10.71	$10.57	$10.50

Total Return[3]
Based on net asset value	(2.14)% [4]	1.69%	2.45%	4.10%	3.16%	10.38%

Ratios to Average Net Assets
Total expenses	1.62% [5]	1.50%	1.49%	1.51%	1.54%	1.52%

Net investment income	1.37% [5]	1.31%	1.90%	1.96%	2.35%	2.92%

Supplemental Data
Net assets, end of period (000)	$136,694	$142,617	$138,904	$116,996	$113,271	$131,002

Portfolio turnover rate[6]	150%	283%	296%	322%	292%	200%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended November 30, 2015 (Unaudited)	Year Ended May 31,
		2015	2014	2013	2012	2011

Portfolio turnover rate (excluding MDRs)	53%	80%	137%	128%	137%	80%

See Notes to Financial Statements.

FDP SERIES, INC.	NOVEMBER 30, 2015	51

Notes to Financial Statements (Unaudited)

1. Organization:

FDP Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein referred to as	Diversification Classification
MFS Research International FDP Fund	MFS Fund	Diversified
Marsico Growth FDP Fund	Marsico Fund	Diversified
Invesco Value FDP Fund	Invesco Fund	Diversified
Franklin Templeton Total Return FDP Fund	Franklin Templeton Fund	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares, and may be subject to a CDSC. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Name	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Investor A Shares	Yes	Yes[1]	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, to-be-announced (“TBA”) sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

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Notes to Financial Statements (continued)

Distributions: For MFS Fund, Marisco Fund and Invesco Fund, distributions paid by the Funds are recorded on the ex-dividend date. For Franklin Templeton Fund, distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board of Directors of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

•	Investments in open-end registered investment companies are valued at NAV each business day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

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Notes to Financial Statements (continued)

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	Certain centrally cleared swaps are valued at the price determined by the relevant exchange or clearinghouse.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments has been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a

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value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Fund may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass through securities, there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”). The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: Capital trusts and/or trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed

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Notes to Financial Statements (continued)

to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. A Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a Fund’s investment policies.

When a Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Franklin Templeton Fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Depreciation
BMC Software Finance, Inc.	$288,534	$272,426	$266,173	$(6,253)

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

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In order to better define contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, TBA commitments may be entered into by a Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, a Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage economically their exposure to certain risks such as credit risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: Certain Funds invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments including interest rate risk and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect

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Notes to Financial Statements (continued)

the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Certain Funds also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Funds but not yet delivered, or committed or anticipated to be purchased by the Funds.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Certain Funds enter into swap agreements in which the Funds and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds

58	FDP SERIES, INC.	NOVEMBER 30, 2015

Notes to Financial Statements (continued)

will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Master Netting Arrangements: In order to better define the Funds’ contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, a Fund’s counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, a Fund may pay interest pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, the Funds bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, the Funds bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required to all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Corporation, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Not exceeding $1 Billion	0.90%	0.80%	0.70%	0.40%
In excess of $1 Billion but not more than $3 Billion	0.85%	0.75%	0.66%	0.38%
In excess of $3 Billion but not more than $5 Billion	0.81%	0.72%	0.63%	0.36%
In excess of $5 Billion but not more than $10 Billion	0.78%	0.70%	0.61%	0.35%
In excess of $10 Billion	0.77%	0.68%	0.60%	0.34%

The Manager entered into sub-advisory agreements on behalf of each Fund. Pursuant to the sub-advisory agreements, the Manager pays each sub-advisor for services they provide a monthly fee that is a percentage of the Manager’s investment advisory fee at the following annual rates, based on each Fund’s average daily net assets:

	Sub-Advisor	Sub-Advisory Fee
MFS Fund	Massachusetts Financial Services Company	0.45%
Marsico Fund	Marsico Capital Management, LLC	0.40%
Invesco Fund	Invesco Advisers, Inc.	0.35%
Franklin Templeton Fund	Franklin Advisers, Inc.	0.25%

FDP SERIES, INC.	NOVEMBER 30, 2015	59

Notes to Financial Statements (continued)

For the six months ended November 30, 2015, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Amount reimbursed	$914	$824	$825	$1,282

The Corporation, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Service Fees	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Investor A Shares	0.25%	0.25%	0.25%	0.25%
Investor C Shares	0.25%	0.25%	0.25%	0.25%
Distribution Fees
Investor C Shares	0.75%	0.75%	0.75%	0.55%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

The Manager has agreed to voluntarily waive, as a percentage of average daily net assets, 0.10% and 0.05% of its advisory fees by MFS Fund and Marsico Fund, respectively. These amounts are shown as fees waived by the Manager in the Statements of Operations. This voluntary waiver may be reduced or discontinued at any time without notice.

The Manager has contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business. This expense limitations as a percentage of average daily net assets is as follows:

	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Institutional Shares	1.95%	1.95%	1.95%	1.95%
Investor A Shares	2.20%	2.20%	2.20%	2.20%
Investor C Shares	2.95%	2.95%	2.95%	2.75%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to October 1, 2016, unless terminated upon 90 days notice by a majority of the non-interested directors of the Funds or by a vote of a majority of the outstanding voting securities of the Funds. During the six months ended November 30, 2015, the Manager did not waive or reimburse any fees or expenses under these arrangements.

In addition, the Funds pay the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statements of Operations. This voluntary reimbursement may be reduced or discontinued at any time.

For the six months ended November 30, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Investor A	$8,270	$7,762	$7,649	$12,625

For the six months ended November 30, 2015, affiliates received CDSCs as follows:

	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Investor A	$1,029	$746	$790	$1,243
Investor C	$7,187	$5,470	$5,619	$14,335

60	FDP SERIES, INC.	NOVEMBER 30, 2015

Notes to Financial Statements (continued)

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the six months ended November 30, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
MFS Fund	$117,309	$167,755

7. Purchases and Sales:

For the six months ended November 30, 2015, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Non-U.S. Government Securities	$28,345,730	$51,548,352	$10,562,990	$334,070,818
U.S. Government Securities	—	—	—	5,783,114

Total Purchases	$28,345,730	$51,548,352	$10,562,990	$339,853,932

Sales	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Non-U.S. Government Securities	$27,082,018	$53,409,373	$9,737,388	$323,638,697
U.S. Government Securities	—	—	—	1,042,625

Total Sales	$27,082,018	$53,409,373	$9,737,388	$324,681,322

For the six months ended November 30, 2015, purchases and sales related to mortgage dollar rolls for Franklin Templeton Fund were $204,391,369 and $209,707,749, respectively.

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for each of the four years ended May 31, 2015. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of November 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of period end, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires May 31,	MFS Fund	Invesco Fund
2017	$738,087	—
2018	30,473,505	$5,010,275

Total	$31,211,592	$5,010,275

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	MFS Fund	Marsico Fund	Invesco Fund	Franklin Templeton Fund
Tax cost	$153,916,085	$128,319,736	$120,318,949	$278,542,745

Gross unrealized appreciation	$31,462,987	$27,264,347	$38,389,883	$4,075,104
Gross unrealized depreciation	(16,415,655)	(2,511,677)	(8,686,946)	(9,851,581)

Net unrealized appreciation (depreciation)	$15,047,332	$24,752,670	$29,702,937	$(5,776,477)

FDP SERIES, INC.	NOVEMBER 30, 2015	61

Notes to Financial Statements (continued)

9. Bank Borrowings:

The Corporation, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2015, the Funds did not borrow under the credit agreement.

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Franklin Templeton Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with their counterparty to a written option.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

62	FDP SERIES, INC.	NOVEMBER 30, 2015

Notes to Financial Statements (continued)

Concentration Risk: As of period end, Marsico Fund invested a significant portion of its assets in securities in the information technology and consumer discretionary sectors. Invesco Fund invested a significant portion of its assets in securities in the financial sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Franklin Templeton Fund invests a significant portion of its assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

MFS Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

MFS Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

As of period end, MFS Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Banks	17%
Pharmaceuticals	11
Chemicals	6
Food Products	5
Other[1]	61

[1]	All other industries held were each less than 5% of long-term investments.

Franklin Templeton Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended November 30, 2015		Year Ended May 31, 2015
MFS Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	62,902	$760,942	130,782	$1,650,101
Shares issued to shareholders in reinvestment of distributions	5,067	64,961	7,890	102,173
Shares redeemed	(41,311)	(497,525)	(89,869)	(1,137,477)

Net increase	26,658	$328,378	48,803	$614,797

Investor A
Shares sold	617,446	$7,364,902	1,581,521	$19,716,326
Shares issued to shareholders in reinvestment of distributions	44,728	570,735	76,828	990,311
Shares redeemed	(522,946)	(6,318,839)	(937,111)	(11,806,429)

Net increase	139,228	$1,616,798	721,238	$8,900,208

Investor C
Shares sold	849,780	$10,105,334	2,075,935	$25,608,885
Shares issued to shareholders in reinvestment of distributions	12,141	154,075	78,589	1,007,500
Shares redeemed	(890,132)	(10,671,262)	(1,923,434)	(23,820,299)

Net increase (decrease)	(28,211)	$(411,853)	231,090	$2,796,086

Total Net Increase	137,675	$1,533,323	1,001,131	$12,311,091

FDP SERIES, INC.	NOVEMBER 30, 2015	63

Notes to Financial Statements (continued)

	Six Months Ended November 30, 2015		Year Ended May 31, 2015
Marsico Growth FDP Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	33,627	$544,411	61,736	$1,078,693
Shares issued to shareholders in reinvestment of distributions	31,724	522,172	16,631	282,264
Shares redeemed	(33,686)	(535,848)	(68,164)	(1,191,034)

Net increase	31,665	$530,735	10,203	$169,923

Investor A
Shares sold	339,134	$5,322,207	808,977	$13,797,548
Shares issued to shareholders in reinvestment of distributions	355,600	5,689,542	185,510	3,077,888
Shares redeemed	(408,748)	(6,401,862)	(728,417)	(12,439,670)

Net increase	285,986	$4,609,887	266,070	$4,435,766

Investor C
Shares sold	504,978	$7,299,818	1,045,778	$16,585,793
Shares issued to shareholders in reinvestment of distributions	602,218	8,822,441	333,443	5,147,251
Shares redeemed	(726,958)	(10,475,109)	(1,500,370)	(23,817,514)

Net increase (decrease)	380,238	$5,647,150	(121,149)	$(2,084,470)

Total Net Increase	697,889	$10,787,772	155,124	$2,521,219

	Six Months Ended November 30, 2015		Year Ended May 31, 2015
Invesco Value FDP Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	36,972	$575,438	71,851	$1,166,352
Shares issued to shareholders in reinvestment of distributions	3,606	59,175	4,771	76,103
Shares redeemed	(27,467)	(425,335)	(63,909)	(1,039,696)

Net increase	13,111	$209,278	12,713	$202,759

Investor A
Shares sold	393,313	$6,025,089	842,338	$13,533,565
Shares issued to shareholders in reinvestment of distributions	35,238	573,326	41,562	656,946
Shares redeemed	(332,836)	(5,150,119)	(667,242)	(10,748,350)

Net increase	95,715	$1,448,296	216,658	$3,442,161

Investor C
Shares sold	524,362	$7,948,755	1,045,096	$16,505,004
Shares issued to shareholders in reinvestment of distributions	37,884	606,524	33,225	516,349
Shares redeemed	(573,802)	(8,773,110)	(1,376,014)	(21,761,233)

Net decrease	(11,556)	$(217,831)	(297,693)	$(4,739,880)

Total Net Increase (Decrease)	97,270	$1,439,743	(68,322)	$(1,094,960)

	Six Months Ended November 30, 2015		Year Ended May 31, 2015
Franklin Templeton Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	90,485	$945,432	173,664	$1,861,098
Shares issued to shareholders in reinvestment of distributions	6,737	70,166	19,217	205,224
Shares redeemed	(69,770)	(727,311)	(125,615)	(1,345,758)

Net increase	27,452	$288,287	67,266	$720,564

64	FDP SERIES, INC.	NOVEMBER 30, 2015

Notes to Financial Statements (concluded)

	Six Months Ended November 30, 2015		Year Ended May 31, 2015
Franklin Templeton Fund (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	914,142	$9,556,576	2,342,192	$25,109,933
Shares issued to shareholders in reinvestment of distributions	78,312	816,063	240,626	2,569,545
Shares redeemed	(1,109,981)	(11,574,738)	(1,574,463)	(16,880,039)

Net increase (decrease)	(117,527)	$(1,202,099)	1,008,355	$10,799,439

Investor C
Shares sold	1,442,707	$15,083,084	3,156,689	$33,842,775
Shares issued to shareholders in reinvestment of distributions	77,946	812,101	287,490	3,067,147
Shares redeemed	(1,702,723)	(17,770,257)	(2,994,181)	(32,099,291)

Net increase (decrease)	(182,070)	$(1,875,072)	449,998	$4,810,631

Total Net Increase (Decrease)	(272,145)	$(2,788,884)	1,525,619	$16,330,634

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Board approved the use of a manager of managers structure for each Fund (“Proposal 1”) and a replacement of the sub-advisor of the Marsico Fund from Marsico Capital Management, LLC (“Marsico”) to Janus Capital Management LLC (“Janus”) (“Proposal 2” and, together with Proposal 1, the “Proposals”). The Proposals were subject to approval by the respective Fund’s shareholders.

At a special meeting on November 25, 2015, shareholders of each of the MFS Fund and the Franklin Templeton Fund approved Proposal 1 with respect to their Fund. At a special meeting on December 17, 2015, shareholders of the Invesco Fund approved Proposal 1 with respect to their Fund and shareholders of the Marsico Fund approved both Proposals with respect to their Fund.

In connection with each Fund’s use of the manager of managers structure (together with the approval of Janus as the Marsico Fund’s new sub-advisor), the Board approved a change in the name of each Fund as follows:

Current Fund Name	New Fund Name
MFS Research International FDP Fund	FDP BlackRock MFS Research International Fund
Marsico Growth FDP Fund	FDP BlackRock Janus Growth Fund
Invesco Value FDP Fund	FDP BlackRock Invesco Value Fund
Franklin Templeton Total Return FDP Fund	FDP BlackRock Franklin Templeton Total Return Fund

Each of the Fund name changes and Janus’ replacement of Marsico as sub-advisor to the Growth Fund will take effect on or about the close of business on January 29, 2016.

FDP SERIES, INC.	NOVEMBER 30, 2015	65

Officers and Directors

Robert M. Hernandez, Chair of the Board and Director

Fred G. Weiss, Vice Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Valerie G. Brown, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Robert Fairbairn, Director

Kenneth A. Froot, Director

Henry Gabbay, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

Sub-Advisors

Massachusetts Financial Services
Company

Boston, MA 02199

Marsico Capital Management, LLC

Denver, CO 80202

Invesco Advisers, Inc.

Atlanta, GA 30309

Franklin Advisers, Inc.

San Mateo, CA 94403

	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809 Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

66	FDP SERIES, INC.	NOVEMBER 30, 2015

Additional Information

Proxy Results

At the Special Meeting of Shareholders of the MFS Fund and the Franklin Templeton Fund and held on Wednesday, November 25, 2015, shareholders were asked to vote on the following proposal:

To approve the use of a manager of managers structure with respect to the MFS Fund and the Franklin Templeton Fund.

With respect to this Proposal, the shares of the MFS Fund were voted as follows:

For	Against	Abstain
6,643,319	274,689	370,568

With respect to this Proposal, the shares of the Franklin Templeton Fund were voted as follows:

For	Against	Abstain
10,987,930	468,735	533,348

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

FDP SERIES, INC.	NOVEMBER 30, 2015	67

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

68	FDP SERIES, INC.	NOVEMBER 30, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FDPS-11/15-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FDP Series, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
FDP Series, Inc.

Date:	January 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
FDP Series, Inc.

Date:	January 29, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
FDP Series, Inc.

Date:	January 29, 2016

3